Exhibit 1
AMERICAN GENERAL FINANCE CORPORATION
IncomeNotes
WITH MATURITIES OF 9 MONTHS OR MORE
FROM DATE OF ISSUE
SELLING AGENT AGREEMENT
November 26, 2007
To the Agents named in Annex VII hereto
Ladies and Gentlemen:
          American General Finance Corporation, an Indiana corporation (the “Company”), proposes to issue and sell up to an additional $1,500,000,000 aggregate principal amount, or its equivalent in foreign currencies, including the Euro, or any composite currency, as such amount may be increased from time to time upon due authorization by the Company, of its IncomeNotes with maturities of 9 months or more from date of issue (the “Securities”) and agrees with each of you (individually, an “Agent”, and collectively, the “Agents”) as set forth in this Agreement.
          Subject to the terms and conditions stated herein, the Company hereby (i) appoints each Agent as an agent of the Company for the purpose of soliciting and receiving offers to purchase the Securities from the Company and (ii) agrees that whenever it determines to sell Securities to any Agent as principal, it will enter into a separate agreement, substantially in the form of Annex I hereto, relating to such sale (which may be oral and confirmed in writing) between the Company and LaSalle Financial Services, Inc. (the “Purchasing Agent”), with the Purchasing Agent purchasing such Securities as principal for resale to others (each a “Terms Agreement”), in each case in accordance with Section 2(b) hereof. This Agreement shall not be construed to create either an obligation on the part of the Company to sell any Securities or an obligation of the Agents to purchase Securities as principal.
          The terms and rights of the Securities shall be as specified in or established pursuant to the Indenture, dated as of May 1, 1999 (as amended or modified from time to time, the “Indenture”), between the Company and Wilmington Trust Company (successor trustee to Citibank, N.A.), as Trustee (the “Trustee”). The Securities shall have the maturity ranges, annual interest rates (if any), redemption provisions and other terms set forth in the Prospectus referred to below as it may be supplemented from time to time, and in any final term sheet relating to an offering of a particular issuance of Securities, containing information that describes the final terms of such Securities or such offering (the “Term Sheet”). The Securities may be issued in amounts denominated in United States dollars or in amounts denominated in foreign currencies, including the Euro, or any composite currency. References herein to amounts stated in United States dollars shall be deemed to refer to the equivalent amount of foreign currency or composite currency to the extent applicable. The Securities will be issued, and the terms thereof established, from time to time by the Company in accordance with the Indenture and the Administrative Procedures attached hereto as Annex II (as amended from time to time, the “Procedures”) and, if applicable, such terms will be specified in a related Terms Agreement.

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          1. The Company represents and warrants to, and agrees with each Agent that:
          (a) A registration statement on Form S-3 (Registration No. 333-136056) in respect of the Company’s debt securities, including the Securities, has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”); such registration statement, in the form heretofore delivered or to be delivered to such Agent, has become effective under the Act; no other document with respect to such registration statement (other than the exhibits thereto, certain of the documents incorporated by reference therein and the prospectus and prospectus supplements filed pursuant to Rule 424(b) under the Act) has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (the various parts of the registration statement and any post-effective amendment thereto, including all exhibits thereto, the documents incorporated by reference in the prospectus contained therein and any information deemed by virtue of Rule 430A or Rule 430B under the Act to be part of the registration statement at the applicable time of effectiveness or deemed effectiveness, but excluding the Statement of Eligibility (Form T-1), each as amended at the time such part of the registration statement or any post-effective amendment thereto became effective, are hereinafter collectively called the “Registration Statement”; the prospectus (including, if applicable, any prospectus supplement) covering the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the “Prospectus”; any preliminary form of the Prospectus is hereinafter called the “Preliminary Prospectus”; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities (in the form first used to confirm sales of the particular issue of Securities (or in the form first made available to the Agents by the Company to meet requests of purchasers pursuant to Rule 173 under the Act), a “Pricing Supplement”), shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein by reference; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as amended or supplemented (including by the applicable Pricing Supplement filed in accordance with Section 4(a) hereof) in relation to Securities to be sold pursuant to this Agreement, in the form filed or transmitted for filing with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 4(a) hereof, including any documents incorporated by reference therein as of the date of such filing; “Time of Sale Prospectus” means the Prospectus and each Preliminary Prospectus, if any, including all amendments and supplements thereto as of the Applicable Time, and any Term Sheet prepared pursuant to Section 4(m) and any other free writing prospectus that the Company and the relevant Agent(s) shall hereafter expressly agree in writing to treat as part of the Time of Sale Prospectus; and “Applicable Time” means the time of each acceptance by the Company of an

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offer to purchase Securities hereunder (whether through an Agent as agent or to an Agent as principal));
          (b) The Company is a “well-known seasoned issuer” as defined in Rule 405 under the Act eligible to use the Registration Statement as an automatic shelf registration statement, and the Company has not received notice that the Commission objects to use of the Registration Statement as an automatic shelf registration statement;
          (c) The Company was not, or will not be, as the case may be, an “ineligible issuer”, as defined in Rule 405 under the Act, on the eligibility determination date for the offering of the Securities, as determined pursuant to Rule 164 under the Act. Except for (i) the brochure contained in Annex IX hereto and (ii) any other “free writing prospectus” as such term is defined in Rule 405 under the Act (“free writing prospectus”) furnished to you for approval prior to use, the Company has not prepared, used or referred to any free writing prospectus relating to any Security for which you have solicited offers to purchase or with respect to which you have an obligation to purchase as principal. Any free writing prospectus that the Company has used or hereafter uses in connection with the offering of the Securities has complied and will comply with the filing and other requirements of Rules 164 and 433 under the Act applicable to any such free writing prospectus;
          (d) The documents incorporated by reference in the Prospectus and in the Time of Sale Prospectus (if applicable), when they were filed with the Commission, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any Time of Sale Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and will not contain an untrue statement of a material fact or, in the case of an Annual Report on Form 10-K, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of any other document filed under the Exchange Act, omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in a Time of Sale Prospectus or the Prospectus as amended or supplemented to relate to a particular issuance of Securities, or to any statements in any such document which does not constitute part of the Prospectus or Time of Sale Prospectus pursuant to Rule 412 under the Act;
          (e) (i) The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the respective rules and regulations of the Commission thereunder, and do not and will not, as of the applicable effective date, the date each Annual Report on Form 10-K of the Company is hereafter filed with the Commission and each date referred to in the lead-in paragraph to Section

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6 hereof, as to the Registration Statement and any amendment thereto, and as of the applicable filing date and each date referred to in the lead-in paragraph to Section 6 hereof as to the Prospectus and any supplement thereto, contain an untrue statement of a material fact or, in the case of the Registration Statement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of the Prospectus, omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) the Time of Sale Prospectus (if applicable), as of each Applicable Time relating to the Securities to which such Time of Sale Prospectus relates, does not, and, as then amended or supplemented by the Company, as of each settlement date related to the acceptance of a solicited offer and each Time of Delivery (as defined in Section 2(b) hereof), will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to (x) that part of the Registration Statement which constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee, (y) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Time of Sale Prospectus or the Prospectus as amended or supplemented to relate to a particular issuance of Securities and (z) any statement which does not constitute part of the Registration Statement, the Prospectus or a Time of Sale Prospectus pursuant to Rule 412 under the Act;
          (f) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Indiana, and has full corporate power and authority to own its properties and to conduct its business as described in the Prospectus and in the Time of Sale Prospectus (if applicable), and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;
          (g) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus and in the Time of Sale Prospectus (if applicable), each as amended or supplemented, there has not been any material change in the capital stock or any material increase in the consolidated long-term debt of the Company or any material adverse change in or affecting the consolidated financial position, shareholder’s equity or results of operations of the Company and its consolidated subsidiaries (a “Material Adverse Change”) otherwise than as set forth or contemplated in such Prospectus and in the Time of Sale Prospectus (if applicable), each as amended or supplemented;
          (h) The series constituting the Securities has been duly authorized and established by all necessary action by the Board of Directors, and by the Terms and Pricing Committee of the Board of Directors, of the Company in conformity with the Indenture and, when the terms of a particular Security and of the issue and sale thereof have been duly authorized and established by any two of the authorized officers to whom such authority has been delegated and such Security has been duly completed, executed, authenticated and issued in accordance with the Indenture, and delivered against payment therefor as contemplated by this Agreement and any applicable Terms Agreement, such Security will have been duly executed,

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authenticated, issued and delivered and will constitute a valid and legally binding obligation of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized and qualified under the Trust Indenture Act and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Indenture conforms and the Securities will conform in all material respects to the descriptions thereof in the Prospectus and in the Time of Sale Prospectus (if applicable), each as amended or supplemented;
          (i) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, or result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, except, in each case, for such conflicts, breaches, defaults and violations that would not have a material adverse effect on the business, financial position, shareholder’s equity or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”) or affect the validity of the Securities, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation, as amended, or the Amended and Restated By-Laws of the Company; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required by the Company for the solicitation of offers to purchase Securities and the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any Terms Agreement or the Indenture, except such consents, approvals, authorizations, orders, registrations, or qualifications which, if not obtained or made, would not have a Material Adverse Effect or affect the validity of the Securities, and such consents, approvals, authorizations, orders, registrations or qualifications as have been, or will have been prior to the date of this Agreement, obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws (including insurance laws of any state relating to offers and sales of securities in such state) in connection with the solicitation by such Agent of offers to purchase the Securities from the Company and with purchases of the Securities by the Purchasing Agent as principal, as the case may be, both in the manner contemplated hereby;
          (j) There is no action, suit or proceeding pending, or to the knowledge of the executive officers of the Company, threatened against the Company or any of its subsidiaries, which has, or may reasonably be expected in the future to have, a Material Adverse Effect, except as set forth or contemplated in the Prospectus and in the Time of Sale Prospectus (if applicable), each as amended or supplemented; and, at each settlement date related to the acceptance of a solicited offer and each Time of Delivery, there will not be any action, suit or proceeding pending, or to the knowledge of the executive officers of the Company, threatened against the Company or any of its subsidiaries, which will have had, or may reasonably be

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expected in the future to have, a Material Adverse Effect except as set forth or contemplated in the Prospectus and in the Time of Sale Prospectus, each as amended or supplemented; and
          (k) The Securities are rated “A1” by Moody’s Investors Service, Inc. (“Moody’s”), “A+” by Standard & Poor’s Ratings Services (“S&P”) and “A+” by Fitch Inc., or, after the date of this Agreement, such other rating as to which the Company shall have most recently notified the Agents pursuant to Section 4(k) hereof.
          2. (a) Solicitations as Agent. On the basis of the representations and warranties, and subject to the terms and conditions, herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its reasonable best efforts to solicit and receive offers to purchase Securities from the Company upon the terms and conditions set forth herein, in the Prospectus as amended or supplemented from time to time, in any applicable Time of Sale Prospectus (including any applicable Term Sheet) and upon the terms communicated to you from time to time by the Company. For the purpose of such solicitation, each of the Agents shall use the Prospectus as then amended or supplemented which has been most recently distributed to such Agent by the Company, and each Agent will solicit offers to purchase only as permitted or contemplated thereby and herein.
          The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities. Upon receipt of instructions (which may be given orally) from the Company, the Agents will as soon as practicable, but in any event no later than one business day after receipt of such instructions, suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. During such time as the solicitation of offers to purchase the Securities shall be suspended, the Company shall not be required to comply with the provisions of Sections 4(f), 4(g) and 4(h). As used herein, “business day” means any day other than a Saturday, Sunday or any day on which banking institutions are authorized or required by law, regulation or executive order to be closed in The City of New York.
          As Agents, you are authorized to solicit offers to purchase the Securities only in authorized denominations as set forth in the Prospectus as amended or supplemented. The Agents are not authorized to appoint subagents or to engage the service of any other broker or dealer in connection with the offer or sale of the Securities without the consent of the Company; provided, however, that the Purchasing Agent may engage the service of any other broker or dealer without the consent of the Company. The Purchasing Agent will, however, on a periodic basis, provide the Company with a listing of those brokers or dealers so engaged. In addition, unless otherwise instructed by the Company, the Purchasing Agent shall communicate to the Company, orally or in writing, the aggregate amount of offers to purchase each proposed issuance of Securities other than those rejected by the Agents. The Company shall have the sole right to accept offers to purchase Securities offered through the Agents and may reject any proposed purchase of Securities as a whole or in part. The Agents shall have the right, in their discretion reasonably exercised, to reject any offer to purchase Securities, as a whole or in part, and any such rejection by the Agents shall not be deemed a breach of their agreements contained herein.

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          The Company agrees to pay the Purchasing Agent, as consideration for soliciting the sale of the Securities, a concession in the form of a discount equal to the percentages of the principal amount of each Security sold not in excess of the concession set forth in Annex III hereto (the “Concession”). Notwithstanding the foregoing, for Securities that bear a zero interest rate and are issued at a substantial discount from the principal amount payable at the maturity date (a “Zero-Coupon Note”), the Company agrees to pay the Purchasing Agent, as consideration for soliciting the sale of the Zero-Coupon Note, a Concession in the form of a discount equal to the percentages of the initial offering price of each Zero-Coupon Note sold not in excess of the Concession set forth in Annex III hereto. The Purchasing Agent and the other Agents will share the Concession in such proportions as they may agree.
          (b) Purchases as Principal. Unless the Company and the Agents otherwise agree, each sale of Securities by the Company to the Purchasing Agent as principal on behalf of an Agent(s) shall be made in accordance with the terms of this Agreement and a Terms Agreement, to be entered into on behalf of such Agent(s) by the Purchasing Agent, which will provide for the sale of such Securities to, and the purchase and reoffering thereof by, the Purchasing Agent as principal. A Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by the Purchasing Agent. The Purchasing Agent’s agreement to purchase Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements of the Company herein contained and shall be subject to the terms and conditions herein set forth. Except pursuant to a Terms Agreement, under no circumstances shall any Agent be obligated to purchase any Securities for its own account. Each Terms Agreement, whether oral (and confirmed in writing which may be by facsimile transmission) or in writing, shall describe the Securities to be purchased pursuant thereto by the Purchasing Agent as principal, and may specify, among other things, the principal amount of Securities to be purchased, the interest rate or formula and maturity date or dates of such Securities, the interest payment dates, if any, the price to be paid to the Company for such Securities, the currency in which such Securities are to be denominated, the initial public offering price at which the Securities are proposed to be reoffered, the time (each a “Time of Delivery”) and place of delivery of and payment for such Securities, whether the Securities provide for a survivor’s option or for optional redemption by the Company and on what terms and conditions and any other relevant terms of the Securities. Terms Agreements may take the form of an exchange of any standard form of written telecommunication between the Purchasing Agent and the Company.
     In connection with the resale of the Securities purchased, without the consent of the Company the Agents are not authorized to appoint subagents or to engage the service of any other broker or dealer, nor may any Agent reallow any portion of the discount paid to such Agent by the Company in excess of the designated reallowance portion, provided, however, that the Purchasing Agent may engage the service of any other broker or dealer without the consent of the Company. The Purchasing Agent will however, on a periodic basis, provide the Company with a listing of those brokers or dealers so engaged. Unless authorized by the Purchasing Agent in each instance, each Agent agrees not to purchase and sell Securities for which an order from a client has not been received.
     Each purchase of Securities by the Purchasing Agent from the Company shall be at a discount from the principal amount of each such Security on the date of issue not in excess of the

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applicable Concession set forth in Annex III hereto. Notwithstanding the foregoing, for Zero-Coupon Notes, each purchase of Zero-Coupon Notes by the Purchasing Agent from the Company shall be at a discount from the initial offering price of each such Security on the date of issue not in excess of the applicable Concession set forth in Annex III hereto.
          (c) Unless otherwise authorized by the Company, all Securities shall be sold to the public at a purchase price equal to 100% of the principal amount thereof, plus accrued interest, if any, with the exception of Zero-Coupon Notes. Zero-Coupon Notes shall be sold to the public at a purchase price no greater than an amount, expressed as a percentage of the principal face amount of such Securities, equal to (i) the net proceeds to the Company on the sale of such Securities, plus (ii) the Concession, plus (iii) accrued interest, if any. Such purchase price shall be set forth in the confirmation statement of the Selling Group (as defined in Annex II) member responsible for such sale, and delivered to the purchaser along with a copy of the Prospectus as amended or supplemented (if not previously delivered), any applicable Time of Sale Prospectus (including any applicable Term Sheet) and the applicable Pricing Supplement.
          (d) Procedures. Procedural details relating to the issue and delivery of, and the solicitation of offers to purchase and payment for, the Securities, whether under Section 2(a) or 2(b) of this Agreement, are set forth in the Procedures. The provisions of the Procedures shall apply to all transactions contemplated hereunder. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them in the Procedures. The Procedures may only be amended by written agreement of the Company and each of the Agents.
          (e) Free Writing Prospectuses and Other Communications. Each of the several Agents represents and agrees with the Company that it will not distribute to any person a free writing prospectus, whether or not required to be filed with the Commission, other than (i) an “issuer free writing prospectus”, as such term is defined in Rule 433(h) under the Act (an “issuer free writing prospectus”), (ii) communications that have been approved by the Company in writing and (iii) notwithstanding subsection (ii) above, communications that only include (a) the name of the Company, (b) the ratings accorded the Securities being offered, (c) the principal amount of Securities being offered, (d) the coupon for the Securities being offered, (e) the maturity for the Securities being offered, (f) the benchmark security, (g) the benchmark security yield, (h) the spread to benchmark security, (i) the reoffer yield for the Securities being offered, (j) price guidance for the Securities being offered, (k) any optional redemption information for the Securities being offered, (l) minimum denominations for the Securities being offered, (m) the settlement date for the Securities being offered and/or (n) the name(s) of the Agent(s) involved in the offering, in each case in this subsection (iii) provided that such information has been approved by the Company in writing or orally before the first communication containing such information is first used.
          (f) Prospectus Delivery; Marketing Materials. The Agents shall, as required by applicable law, furnish to each person to whom the Agents sell or deliver Securities a copy of the Prospectus as amended or supplemented, any applicable Time of Sale Prospectus and the applicable Pricing Supplement or, if delivery of such documents is not required by applicable law, inform each such person that a copy of the Prospectus as amended or supplemented, any applicable Time of Sale Prospectus and the applicable Pricing Supplement will be made

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available upon request. The Agents are not authorized to give any information or to make any representation not contained in the Prospectus as amended or supplemented or the documents incorporated by reference or specifically referred to therein in connection with the offer and sale of the Securities. Except as provided in (e) above, the Agents will not use any marketing materials other than the Prospectus as amended or supplemented, any applicable Time of Sale Prospectus and the applicable Pricing Supplement in connection with any offer or sale of the Securities. The Company agrees that the Purchasing Agent may utilize the Company’s name, logo and service mark to identify the Company as a member of the Direct Access Notes Program in the Purchasing Agent’s general materials and marketing objectives relating to the Direct Access Notes Program (the “Marketing Materials”) only if they are provided to and approved in writing by the Company prior to their use. The Company hereby grants the Purchasing Agent a non-exclusive, nonsublicenseable, revocable, royalty-free license to use the Company’s name, logo and service marks solely in connection with their use in Marketing Materials that are provided to and approved in writing by the Company prior to their use. Any approvals from or authorizations by the Company under this Section 2(f) may be transmitted electronically by the Company to the Purchasing Agent.
          (g) Compliance with Laws. The Purchasing Agent is aware that other than registering the Securities under the Securities Act and complying with Section 4(b) hereof, no action has been or will be taken by the Company that would permit the offer or sale of the Securities or possession or distribution of the Prospectus, as amended or supplemented, any applicable Time of Sale Prospectus or any other offering material relating to the Securities in any jurisdiction where action for that purpose is required. Accordingly, the Purchasing Agent agrees that it will observe all applicable laws and regulations in each jurisdiction in or from which it may directly or indirectly acquire, offer, sell or deliver Securities or have in its possession or distribute the Prospectus, as amended or supplemented, any applicable Time of Sale Prospectus or any other offering material relating to the Securities, and the Purchasing Agent will obtain any consent, approval or permission required for the purchase, offer or sale by it of Securities under the laws and regulations in force in any such jurisdiction to which it is subject or in which it makes such purchase, offer or sale. Each of the several Agents represents and agrees with the Company that it will comply with or observe any restrictions or limitations set forth in the Prospectus as amended or supplemented and any applicable Time of Sale Prospectus on persons to whom, or the jurisdictions in which, or the manner in which, the Securities may be offered, sold, resold or delivered. Each of the several Agents represents and agrees with the Company that it will not offer or sell any Securities outside the United States in any jurisdiction if such offer or sale would not be in compliance with any applicable law or regulation or if any consent, approval or permission is needed for such offer or sale by it or for or on behalf of the Company unless such consent, approval or permission has been previously obtained. Subject to the obligations of the Company set forth in Sections 4(b) and 5 of this Agreement, the Company shall have no responsibility for, and the Agents will obtain, any consent, approval or permission required by the Agents for the subscription, offer, sale or delivery by the Agents of Securities, or the distribution of any offering materials, under the laws and regulations in force in any jurisdiction to which the Agents are subject or in or from which Agents make any subscription, offer, sale or delivery.

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          3. Any documents required to be delivered pursuant to Section 6 hereof shall be made available to the Agents at the office of the counsel to the Agents, Sidley Austin llp, 787 Seventh Avenue, New York, New York 10019.
          4. The Company covenants and agrees with each Agent:
          (a) To make no amendment or supplement (other than an amendment or supplement as a result of the Company’s filing of its periodic reports under the Exchange Act and other than a prospectus supplement or any free writing prospectus which relates solely to any offering of debt securities other than the Securities) to the Registration Statement, the Prospectus or the Time of Sale Prospectus after the date of any Terms Agreement and prior to the related Time of Delivery which shall be reasonably disapproved by any Agent that is a party to such Terms Agreement promptly after reasonable notice thereof; subject to the preceding clause, to prepare, with respect to any Securities to be sold by the Company to or through such Agent, a Pricing Supplement and to file such Pricing Supplement with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act; to make no such amendment or supplement (other than a Pricing Supplement relating to the Securities or any free writing prospectus or prospectus supplement which relates solely to any offering of debt securities other than the Securities) at any other time prior to having afforded each Agent a reasonable opportunity to review it; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise each Agent, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or the Time of Sale Prospectus or any amended Prospectus or Time of Sale Prospectus has been filed with, or transmitted for filing to, the Commission (other than an amendment or supplement as a result of the Company’s filing of its periodic reports under the Exchange Act and other than a Term Sheet or a Pricing Supplement relating to the Securities or any prospectus supplement which relates solely to any offering of debt securities other than the Securities), of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information; in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal; and to furnish to such Agent, prior to any use thereof, a copy of each free writing prospectus relating to the Securities to be offered by such Agent hereunder prepared by or on behalf of the Company or proposed to be used or referred to by the Company, and the Company will not use or refer to any free writing prospectus which shall be reasonably disapproved by such Agent promptly after reasonable notice thereof;
          (b) Promptly from time to time to take such action as such Agent may reasonably request to qualify the Securities for offering and sale under the applicable securities and insurance laws of such jurisdictions as such Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary

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to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;
          (c) To furnish such Agent with copies of the Registration Statement and each amendment thereto, and with copies of the Prospectus as each time amended or supplemented, other than any Pricing Supplement (except as provided in the Procedures) or amendment or supplement relating solely to an offering of securities other than the Securities, in the form in which it is filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act, both in such quantities as such Agent may reasonably request from time to time (any of such copies may be furnished by the Company in electronic form); and, if the delivery of a prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Act) is required at any time within nine (9) months after the sale of the Securities (including Securities purchased from the Company by the Purchasing Agent as principal) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented or the Time of Sale Prospectus as then amended or supplemented, as the case may be, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or the Time of Sale Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act or to ensure that the information included in the Time of Sale Prospectus does not conflict with the information contained in the Registration Statement, to notify such Agent as promptly as practicable and request such Agent to suspend solicitation of offers to purchase Securities from the Company, in its capacity as agent of the Company and, if so notified, such Agent shall forthwith cease such solicitations; and if the Company shall decide to amend or supplement the Registration Statement, the Prospectus or the Time of Sale Prospectus as then amended or supplemented, to so advise such Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement, the Prospectus or the Time of Sale Prospectus as then amended or supplemented that will correct such statement or omission or conflict or effect such compliance; provided, however, that if during such same period such Agent continues to own Securities purchased from the Company by the Purchasing Agent as principal, the Company shall promptly prepare and file with the Commission such an amendment or supplement, the expense of such preparation and filing to be borne by the Company if such amendment or supplement occurs within six months of the date of the relevant Pricing Supplement and if after such six month period, by such Agent;
          (d) To timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement or statements of the Company and its subsidiaries (which need not be audited) for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Act and covering each twelve month period beginning not later than the first day of the Company’s fiscal quarter next following the date of any sale of Securities hereunder;

11

          (e) That each acceptance by the Company of an offer solicited by an Agent to purchase Securities hereunder, and each sale of Securities to the Purchasing Agent pursuant to a Terms Agreement, shall be deemed to be an affirmation to such Agent (or, in the case of a sale of Securities to the Purchasing Agent pursuant to a Terms Agreement, the Purchasing Agent and any Agent on behalf of which the Purchasing Agent has made such purchase) that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct, in all material respects, as of the date of such acceptance and any settlement date related to such acceptance or of such Terms Agreement and each Time of Delivery related to such sale as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented at such time);
          (f) That each time (i) the Registration Statement, the Prospectus or the Time of Sale Prospectus shall be amended or supplemented by a filing under the Act (other than by a Term Sheet, other free writing prospectus or Pricing Supplement relating to the Securities or an amendment or supplement relating solely to an offering of securities other than the Securities), (ii) there is filed with the Commission under the Exchange Act any document incorporated by reference into the Prospectus as amended or supplemented (other than any Current Report on Form 8-K), or (iii) so agreed in connection with a particular transaction, the Company shall furnish or cause to be furnished forthwith to such Agent a certificate of officers of the Company satisfactory to such Agent, dated the date of filing with the Commission of such supplement or document, the date of effectiveness of such amendment, or as otherwise agreed, as the case may be, in form satisfactory to such Agent, in its reasonable judgment, to the effect that the statements contained in the certificate referred to in Section 6(f) hereof which was last furnished to such Agent are true and correct, in all material respects, at the time of such amendment, supplement, filing or agreed date, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date and, if such certificate is being furnished pursuant to clause (iii) above, the applicable Time of Sale Prospectus) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 6(f) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate and the Time of Sale Prospectus, if applicable;
          (g) That each time (i) the Registration Statement, the Prospectus or the Time of Sale Prospectus shall be amended or supplemented by a filing under the Act (other than by a Term Sheet, other free writing prospectus or Pricing Supplement relating to the Securities or an amendment or supplement providing solely for the inclusion of additional financial information or an amendment or supplement relating solely to an offering of securities other than the Securities), (ii) there is filed with the Commission under the Exchange Act any document incorporated by reference into the Prospectus as amended and supplemented (other than any Current Report on Form 8-K), or (iii) so agreed in connection with a particular transaction, the Company shall furnish or cause to be furnished forthwith to such Agent and to counsel to the Agents a written opinion of Jack R. Erkilla, Esq., Deputy General Counsel of the Company, or other counsel satisfactory to such Agent in its reasonable judgment, dated the date of filing with the Commission of such supplement or document, the date of effectiveness of such amendment, or as otherwise agreed, as the case may be, in form and substance satisfactory to such Agent in

12

its reasonable judgment, of the same tenor as the opinion referred to in Section 6(c) hereof, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion (and, if such opinion is being furnished pursuant to clause (iii) above, the applicable Time of Sale Prospectus); or, in lieu of such opinion, the counsel last furnishing such opinion to the Agents shall furnish the Agents with a letter to the effect that such Agent may rely on the opinion referred to in Section 6(c) hereof which was last furnished to such Agent to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance and the Time of Sale Prospectus, if applicable);
          (h) That each time (i) the Registration Statement, the Prospectus or the Time of Sale Prospectus shall be amended or supplemented by a filing under the Act to include additional financial information, (ii) there is filed with the Commission under the Exchange Act any document incorporated by reference into the Prospectus as amended and supplemented which contains additional financial information (other than any Current Report on Form 8-K), or (iii) so agreed in connection with a particular transaction, the Company shall cause the independent registered public accounting firm which has audited the financial statements of the Company and its subsidiaries included or incorporated by reference in the Prospectus as amended and supplemented forthwith to furnish such Agent a letter, dated the date of filing with the Commission of such supplement or document, the date of effectiveness of such amendment, or as otherwise agreed, as the case may be, in form satisfactory to such Agent in its reasonable judgment, of the same tenor as the letter referred to in Section 6(d) hereof, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, however, that where such amendment or supplement only sets forth unaudited quarterly financial information, the scope of such letter may be limited to relate to such unaudited financial information unless any other accounting or financial information included therein is of a character that, in the reasonable judgment of such Agent, such other information should be addressed by such letter;
          (i) (i) If the Company and the Purchasing Agent mutually agree to list Securities on any stock exchange (a “Stock Exchange”), to use its reasonable efforts, in cooperation with the Purchasing Agent, to cause such Securities to be accepted for listing on any such Stock Exchange, in each case as the Company and the Purchasing Agent shall deem to be appropriate. In connection with any such agreement to list Securities on a Stock Exchange, the Company shall use its reasonable efforts to obtain such listing promptly and shall furnish any and all documents, instruments, information and undertakings that may be reasonably necessary or advisable in order to obtain and maintain the listing;
               (ii) So long as any Security remains outstanding and listed on a Stock Exchange, if the Prospectus as amended or supplemented would include any untrue statement of a material fact or omit to state any material fact relating to any matter described in the Prospectus as amended or supplemented the inclusion of which was required by the listing rules and regulations of such Stock Exchange on which any Securities are listed (the “Listing Rules”) or by such Stock Exchange, to provide to the Purchasing Agent information about the change or

13

matter and to amend or supplement the Prospectus in order to comply with the Listing Rules or as otherwise requested by the Stock Exchange;
               (iii) To use reasonable efforts to comply with any undertakings given by it from time to time to any Stock Exchange on which any Securities are listed;
          (j) To notify the Purchasing Agent promptly in writing in the event that the Company does not have a security listed on the New York Stock Exchange;
          (k) The Company will notify the Agents promptly, and confirm such notice in writing, of any change in the rating assigned to any Security by Moody’s, S&P or Fitch Inc., or the public announcement by Moody’s, S&P or Fitch Inc. that it has under surveillance or review, with possible negative implications, its rating of any Securities, or the withdrawal by Moody’s, S&P or Fitch Inc. of its rating of the Securities;
          (l) If the third anniversary of the initial effective date of the Registration Statement would occur during an offering of Securities before all of the Securities then being offered have been sold by such Agent, prior to such date the Company will file a new shelf registration statement and take any other action necessary to permit the public offering of the Securities to continue without interruption; references in this Agreement to the Registration Statement shall include any such new registration statement after it has become effective; and
          (m) If requested by an Agent and agreed to by the Company, to prepare a Term Sheet relating to an offering of the Securities hereunder containing information that describes the final terms of the Securities being offered, in a form consented to by such Agent, and to file such Term Sheet with the Commission within the period required by Rule 433(d)(5)(ii) under the Act following the date the final terms have been established.
          5. The Company covenants and agrees with each Agent that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, each Time of Sale Prospectus (including each component thereof) and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the reasonable fees and expenses of counsel for the Agents in connection with the establishment of the program under which the Securities are issued and incurred from time to time in connection with the transactions contemplated hereby; (iii) the cost of printing, word-processing or reproducing this Agreement, any Terms Agreement, the Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for offering and sale under applicable securities or insurance laws as provided in Section 4(b) hereof, including fees and disbursements of the Agent’s counsel in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (v) any fees charged by security rating services for rating the Securities; (vi) the cost of preparing the Securities, including any fees and expenses relating to the use of book-entry securities; (vii) the fees and expenses of any Trustee and any Calculation Agent and any agent of any Trustee and the fees and disbursements of counsel for

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any Trustee in connection with any Indenture and the Securities; (viii) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company; (ix) if the Company lists Securities on a securities exchange, the costs and fees of such listing, including counsel fees; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. Each Agent shall pay all other fees and expenses it incurs.
          6. The obligation of any Agent, as agent of the Company, to solicit offers to purchase the Securities and the obligation of the Purchasing Agent to purchase Securities as principal, pursuant to any Terms Agreement, shall be subject, in the reasonable discretion of such Agent or the Purchasing Agent, as applicable, to the condition that all representations and warranties and other statements of the Company herein are true and correct, in all material respects, at and as of the date of this Agreement, the date of each such solicitation, each Applicable Time, any settlement date related to the acceptance of a solicited offer, and each Time of Delivery, the condition that the Company shall have performed, in all material respects, all of its obligations hereunder theretofore in each case to be performed and the following additional conditions, where applicable:
          (a) No litigation or proceeding shall have been threatened or pending to restrain or enjoin the issuance or delivery of the Securities, or which in any way questions or affects the validity of the Securities; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission or to the knowledge of the executive officers of the Company, shall be contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent or the Purchasing Agent, as applicable;
          (b) Such Agent shall have received, upon its request, from Sidley Austin llp, counsel to the Agents, such opinion, dated the date of this Agreement, with respect to the incorporation of the Company, the validity of the Securities, the Registration Statement, the Prospectus as amended or supplemented, the Time of Sale Prospectus (if applicable) and other related matters as such Agent may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters. In giving such opinion, Sidley Austin llp may rely as to matters of Indiana law upon the opinion of Jack R. Erkilla, Esq., Deputy General Counsel of the Company (or other counsel licensed to practice in the State of Indiana) referred to in Section 6(c);
          (c) Such Agent shall have received an opinion or opinions of Jack R. Erkilla, Esq., Deputy General Counsel of the Company, or such other counsel as shall be acceptable to such Agent, dated the date hereof or the applicable date referred to in Section 4(g), as the case may be, to the effect that:
          (i) The Company is a corporation duly incorporated and validly existing under the laws of the State of Indiana, and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus as amended or supplemented (and, if the opinion is being given pursuant to Section 4(g)(iii) hereof, the

15

applicable Time of Sale Prospectus) and to enter into and perform its obligations under, or as contemplated under, this Agreement (and, if the opinion is being given pursuant to Section 4(g)(iii) hereof, any applicable Terms Agreement);
          (ii) Each of the subsidiaries of the Company has been duly incorporated and is validly existing as a business corporation or an insurer, as the case may be, and is in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus as amended or supplemented (and, if the opinion is being given pursuant to Section 4(g)(iii) hereof, the applicable Time of Sale Prospectus); provided, however, that “good standing” means with respect to any subsidiary incorporated under the laws of the State of Indiana, that such subsidiary has filed its most recent biennial report required by the laws of the State of Indiana and Articles of Dissolution have not been filed in the State of Indiana with respect to such subsidiary; to the knowledge of such counsel, the Company and each of its subsidiaries has been duly qualified as a foreign corporation for the transaction of business or licensed to transact business as an insurance company, as the case may be, and is in good standing under the laws of each other jurisdiction in which it owns or leases substantial properties, or conducts business, and where the failure so to qualify and be in good standing would have a material adverse effect on the business of the Company and its subsidiaries taken as a whole; all of the outstanding shares of capital stock of each such subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, and (except for any directors’ qualifying shares) are owned, directly or indirectly, by the Company, free and clear of all liens and encumbrances; and, to the knowledge of such counsel, the Company and each of its subsidiaries has all required authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (including, without limitation, each insurance regulatory authority having jurisdiction over the Company or any insurance subsidiary of the Company) to own, lease and operate its properties and to conduct its business as described in the Prospectus as amended or supplemented (and, if the opinion is being given pursuant to Section 4(g)(iii) hereof, the applicable Time of Sale Prospectus), except such authorizations, approvals, orders, licenses, certificates and permits which, if not obtained, would not have a material adverse effect on the business of the Company and its subsidiaries taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause (ii) upon opinions (in form and substance satisfactory to the Agents) of local counsel and of counsel for the subsidiaries, such counsel being acceptable to counsel for the Agents, copies of which shall be furnished to each Agent; and in respect of matters of fact upon certificates of public officials or officers of the Company or its subsidiaries, provided that such counsel shall state that he or she believes that he or she is justified in relying upon such opinions);
          (iii) There are no legal or governmental proceedings pending or, to the best knowledge of such counsel, threatened, of a character that are required to be disclosed in the Registration Statement and Prospectus (and, if the opinion is being given pursuant to Section 4(g)(iii) hereof, the applicable Time of Sale Prospectus as amended or supplemented), each as amended or supplemented, other than as disclosed therein; to the knowledge of such counsel, there are no contracts, indentures, mortgages, deeds of trust, loan agreements or other documents of a character required to be described in the Registration Statement or Prospectus (and, if the opinion is being given pursuant to Section 4(g)(iii) hereof, the applicable Time of Sale Prospectus as amended or supplemented), each as amended or supplemented (or required to be

16

filed under the Exchange Act if upon such filing they would be incorporated by reference therein), or to be filed as exhibits to the Registration Statement that are not described and filed as required and all descriptions in the Prospectus (and, if the opinion is being given pursuant to Section 4(g)(iii) hereof, the applicable Time of Sale Prospectus as amended or supplemented) as amended or supplemented of such documents to which the Company or its subsidiaries are a party are accurate in all material respects;
          (iv) Neither the Company nor any of its subsidiaries is in violation of its articles of incorporation, charter or by-laws or in default in the performance or observance of any contractual obligation known to such counsel, the violation of or default under which has or will have a material adverse effect on the business of the Company and its subsidiaries taken as a whole. The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement (and, if the opinion is being given pursuant to Section 4(g)(iii) hereof, any applicable Terms Agreement), and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument for money borrowed to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, or (B) result in any violation of (x) the provisions of the Restated Articles of Incorporation, as amended, or the Amended and Restated By-Laws of the Company or (y) any statute, order, rule, regulation, judgement, writ or decree known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, in any manner which, in the case of clauses (A) and (B)(y), would have a material adverse effect on the business of the Company and its subsidiaries taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause (iv) with respect to subsidiaries upon opinions (in form and substance satisfactory to each Agent) of counsel for the subsidiaries, such counsel being acceptable to counsel for the Agents, copies of which shall be furnished to each Agent, provided that such counsel shall state that he or she believes that he or she is justified in relying upon such opinions);
          (v) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties is required for the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement or the Indenture (and, if the opinion is being given pursuant to Section 4(g)(iii) hereof, any applicable Terms Agreement), except such as may be required under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or “Blue Sky” or insurance laws;
          (vi) This Agreement (and, if the opinion is being given pursuant to Section 4(g)(iii) hereof, any applicable Terms Agreement) has been duly authorized, executed and delivered by the Company;
          (vii) The Indenture has been duly authorized, executed and delivered by the Company and (assuming the Indenture has been duly authorized, executed and delivered by the Trustee) constitutes a valid and binding agreement of the Company, enforceable against the

17

Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles;
          (viii) The form of the Securities to be issued has been authorized in or pursuant to the Indenture, the Securities have been duly authorized by all necessary action by the Board of Directors, and by the Terms and Pricing Committee of the Board of Directors, of the Company and, when the variable terms of the Securities have been established by any two of the authorized officers to whom such authority has been delegated and the Securities have been executed and authenticated as specified in the Indenture and delivered against payment of the consideration therefor determined in accordance with this Agreement (and, if the opinion is being given pursuant to Section 4(g)(iii) hereof, in accordance with any applicable Terms Agreement), (A) the Securities will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and (B) each holder of Securities will be entitled to the benefits of the Indenture;
          (ix) The information in the Prospectus as amended or supplemented (and, if the opinion is being given pursuant to Section 4(g)(iii) hereof, the applicable Time of Sale Prospectus) under the captions “Description of the Notes”, “Certain United States Federal Income Tax Consequences”, and “Description of Debt Securities”, or any caption purporting to cover such matters, to the extent that such information constitutes matters of law, summaries of legal matters, or legal conclusions, has been reviewed by such counsel and is correct in all material respects;
          (x) The Indenture is qualified under the Trust Indenture Act;
          (xi) The Registration Statement is effective under the Act and, to the best of such counsel’s knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceeding for that purpose has been initiated or threatened by the Commission;
          (xii) Each part of the Registration Statement (other than the financial statements and supporting schedules included therein and the Statement of Eligibility under the Trust Indenture Act filed as an exhibit thereto, as to which no opinion need be expressed), at the time it became effective, appeared on its face to be appropriately responsive in all material respects to the applicable requirements of the Act, the Trust Indenture Act and the respective rules and regulations of the Commission thereunder;
          (xiii) The Company is not, and after giving effect to the issue and sale of the Securities, will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;
          (xiv) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and supporting schedules included therein, as to which no opinion need be expressed), when they were filed with the Commission, complied as

18

to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; and
          (xv) Nothing has come to such counsel’s attention that would lead such counsel to believe that (A) any part of the Registration Statement (other than the financial statements and supporting schedules contained or incorporated by reference therein or omitted therefrom and the Statement of Eligibility under the Trust Indenture Act filed as an exhibit thereto, as to which such counsel need not comment), when such part became effective or is deemed to have become effective, and if an amendment to the Registration Statement under the Act or an Annual Report on Form 10-K under the Exchange Act has been filed by the Company with the Commission subsequent to the initial effectiveness of the Registration Statement, then at the time each such amendment became effective and the most recent such Form 10-K was filed (and, if the opinion is being given pursuant to Section 4(g)(iii) hereof, as of the date of any applicable Terms Agreement), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Prospectus (other than the financial statements and supporting schedules included or incorporated by reference therein or omitted therefrom, as to which such counsel need not comment), as of its date (or, if the opinion is being given pursuant to Section 4(g) hereof, as amended or supplemented at the date of such opinion and, if being given pursuant to Section 4(g)(iii) hereof, as amended or supplemented at the date of any Terms Agreement and the settlement date with respect thereto) (and, if the opinion is being given pursuant to Section 4(g)(iii) hereof, any applicable Time of Sale Prospectus (other than the financial statements and supporting schedules included or incorporated by reference therein or omitted therefrom, as to which such counsel need not comment), as of the Applicable Time and as amended or supplemented, if applicable, at the settlement date with respect thereto), included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          In giving such opinion, such counsel may rely as to matters of New York law upon the opinion of Sidley Austin llp referred to in Section 6(b).
          The opinions set forth in (vii) and (viii) above may be further limited by the inclusion of a statement to the effect that insofar as such opinions relate to Securities denominated in a currency other than United States dollars, the effective enforcement of a foreign currency claim in the federal or state courts of the State of New York may be limited by requirements that a claim (or a foreign currency judgement in respect of such a claim) be converted into United States dollars at the rate of exchange prevailing on the judgement date.
          (d) At 11:00 A.M., New York City time, on the date hereof and on any applicable dates referred to in Section 4(h), the independent registered public accounting firm that has certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement, the Prospectus as amended or supplemented and the Time of Sale Prospectus or any amendment or supplement thereto (if applicable) shall have furnished to such Agent a letter or letters, dated such applicable date or dates, in form and substance satisfactory to such Agent, to the effect set forth in Annex IV hereto;

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          (e) Since the respective dates as of which information is given in the Prospectus, as amended or supplemented, and the Time of Sale Prospectus (if applicable) and since the date of any applicable Terms Agreement, there shall not have occurred any material change in or affecting the business, properties, or financial condition of the Company or its material subsidiaries, which, in the judgment of the Agents, materially impairs the investment quality of the Securities;
          (f) The Company shall have furnished or caused to be furnished to such Agent a certificate of the Chairman, the President, or a Vice President and the Treasurer or Assistant Treasurer of the Company, dated the date hereof and any applicable date referred to in Section 4(f), in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, in all material respects, as of such applicable date, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied, in all material respects, at or prior to such applicable date, that no stop order suspending the effectiveness of the Registration Statement, as amended or supplemented, has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission, and that, since the respective dates as of which information is given in the Prospectus, as amended or supplemented (and, if the certificate is being furnished pursuant to Section 4(f)(iii) hereof, any applicable Time of Sale Prospectus, as amended or supplemented) there has not been any Material Adverse Change, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented (and, if the certificate is being given pursuant to Section 4(f)(iii) hereof, any applicable Time of Sale Prospectus, as amended or supplemented); and
          (g) During the period between the date of any Terms Agreement and the related Time of Delivery, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, if the effect of any such event, in the reasonable judgment of the Purchasing Agent or any Agent with respect to and only to the extent of any Securities being purchased through the Purchasing Agent by such Agent, is to make it impracticable or inadvisable to proceed with the solicitation by the Purchasing Agent, or any such Agent, as the case may be, of offers to purchase Securities or the purchase by the Purchasing Agent, or any such Agent through the Purchasing Agent, as the case may be, of Securities from the Company as principal on the terms and in the manner contemplated by the Time of Sale Prospectus, as amended or supplemented, or the Prospectus, as amended or supplemented; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or in any country in whose currency any Securities (that are the subject of such Terms Agreement) are to be denominated declared by the authorities of such country; (iii) an attack on or outbreak or escalation of hostilities involving the United States or any country in whose currency any Securities (that are the subject of such Terms Agreement) are to be denominated or the declaration by the United States of a national emergency or war other than any such outbreak, escalation or declaration that does not represent a significant departure from the conditions that exist on the date of such Terms Agreement, any material adverse change in financial markets or any other substantial national or international calamity or emergency, if the effect of any such event in the reasonable judgment of any such Agent is to make it impracticable or inadvisable to proceed with the solicitation by such Agent of offers to purchase Securities or the purchase of Securities by the Purchasing Agent, or any such Agent through the Purchasing Agent, as the case may be, from

20

the Company as principal on the terms and in the manner contemplated by the Time of Sale Prospectus, as amended or supplemented, or the Prospectus, as amended or supplemented; (iv) the suspension in trading in the securities of the Company on any national securities exchange or quotation system on which they are listed or quoted or a material disruption in commercial banking or securities settlement or clearing services in the United States or any country in whose currency any Securities (that are the subject of such Terms Agreement) are to be denominated if the effect of any such event in the reasonable judgment of any such Agent is to make it impracticable or inadvisable to proceed with the solicitation by such Agent of offers to purchase Securities or the purchase of Securities by the Purchasing Agent, or any such Agent through the Purchasing Agent, as the case may be, from the Company as principal on the terms and in the manner contemplated by the Time of Sale Prospectus, as amended or supplemented, or the Prospectus, as amended or supplemented; or (v) any downgrading in the rating accorded the Company’s senior debt securities by Moody’s, S&P or Fitch Inc., or any public announcement by Moody’s, S&P or Fitch Inc. that it has under surveillance or review, with possible negative implications, its rating of such senior debt securities.
          (h) Such Agent shall have received a certificate or certificates of the secretary or assistant secretary of the Company, on and dated as of the date of this Agreement, as to (i) the Restated Articles of Incorporation of the Company, (ii) the Amended and Restated By-Laws of the Company and (iii) the resolutions authorizing the offering and sale of the Securities and certain related matters.
     Further, if specifically called for by any written agreement by the Purchasing Agent to purchase Securities as principal, the Purchasing Agent’s obligations hereunder and under such agreement shall be subject to such of the additional conditions set forth in clauses (b), (c), (d) and (f) above, as agreed to by the parties, each of which such agreed conditions shall be met at the corresponding Time of Delivery
          7. (a) The Company will indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus (including each component thereof) or any amendment or supplement thereto, any issuer free writing prospectus, the Registration Statement or any amendment thereto, the Prospectus or any amendment or supplement thereto, and any other prospectus relating to the Securities or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus, the Registration Statement or any amendment thereto, the Prospectus or any amendment or supplement thereto and any other prospectus relating to the Securities or any such amendment or supplement in

21

reliance upon and in conformity with written information furnished to the Company by such Agent through the Purchasing Agent expressly for use therein; and provided, further, that the foregoing indemnity agreement with respect to the Prospectus or any Preliminary Prospectus or issuer free writing prospectus to be included in the Time of Sale Prospectus relating to the Securities shall not inure to the benefit of any Agent from whom the person asserting any such losses, claims, damages or liabilities purchased Securities or any person controlling such Agent where (i) prior to the Applicable Time the Company shall have notified such Agent in writing that such Prospectus, Preliminary Prospectus or issuer free writing prospectus contains an untrue statement of a material fact or omits to state therein a material fact necessary to make the statements therein not misleading, (ii) such untrue statement or omission of a material fact was corrected in an amended or supplemented Prospectus, Preliminary Prospectus or issuer free writing prospectus relating to the Securities which is a component of the Time of Sale Prospectus and such amended or supplemented Prospectus, Preliminary Prospectus or issuer free writing prospectus was provided to such Agent by the Company within a reasonable period of time in advance of the Applicable Time, (iii) the Agent did not convey such amended or supplemented Prospectus, Preliminary Prospectus or issuer free writing prospectus to such person at or prior to the time of sale (including, without limitation, a contract of sale) of Securities to such person, and (iv) such losses, claims, damages or liabilities would not have occurred had the Agent conveyed such amended or supplemented Prospectus, Preliminary Prospectus or issuer free writing prospectus to such person prior to such time of sale.
          (b) Each Agent, severally and not jointly, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Time of Sale Prospectus (including each component thereof) or any amendment or supplement thereto, any issuer free writing prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus, the Registration Statement or any amendment thereto, the Prospectus or any amendment or supplement thereto or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as incurred.
          (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under such subsection unless, and only to the extent that, such omission results in the

22

forfeiture of substantive rights or defenses by the indemnifying party, and in any event shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.
          (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required under subsection (c) above and such failure resulted in the forfeiture of substantive rights or defenses by the indemnifying party, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by any Agent on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this

23

subsection (d) were determined by pro rata allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), an Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by or through it were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this subsection (d) to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.
          (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act as well as the officers and directors of any Agent and of each person, if any, who controls any Agent within the meaning of the Act; and the obligations of each Agent under this Section 7 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act as well as the officers and directors of each person, if any, who controls the Company within the meaning of the Act.
          8. In soliciting offers by others to purchase Securities from the Company, each Agent is acting solely as agent for the Company, and not as principal (other than in respect of any purchase by the Purchasing Agent pursuant to a Terms Agreement as provided in Section 2(b)). Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company has been solicited by such Agent and accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase for any reason is not consummated. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company.
          9. The respective indemnities, agreements, representations, warranties and other statements by any Agent and the Company or its officers set forth in or pursuant to this Agreement, shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or the Company or either of their respective officers, directors or controlling persons, and shall survive each delivery of and payment for any of the Securities.
          10. The provisions of this Agreement relating to the solicitation of offers to purchase the Securities may be suspended or terminated at any time by the Company as to any

24

Agent or by any Agent as to such Agent upon the giving of five (5) business days written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of any such suspension or termination with respect to any Agent, this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred and no party shall have any liability to the other parties hereto, except as provided in the fourth paragraph of Section 2(a), Section 4(d), Section 5, Section 7, Section 8 and Section 9 and except that, if at the time of such suspension or termination, an offer for the purchase of Securities shall have been accepted by the Company but the delivery of the Securities relating thereto to the purchaser or his agent shall not yet have occurred, or any Agent or the Purchasing Agent shall own any Securities purchased by the Purchasing Agent pursuant to a Terms Agreement with the intention of reselling them, the Company shall have the obligations provided in Section 4 until the delivery or resale of such Securities, but in no event for more than nine (9) months after delivery of written notice of suspension or termination.
          11. Except as otherwise specifically provided herein or in the Procedures, all statements, requests, notices and advices hereunder to an Agent shall be in writing, or by telephone if promptly confirmed in writing, and shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to such Agent as set forth on Annex VIII hereto under such Agent’s name or to such other address as any such Agent may designate from time to time by notice duly given in accordance with this Section 11. Except as otherwise specifically provided herein or in the Procedures, all statements requests, notices and advices hereunder to the Company shall be in writing, or by telephone if promptly confirmed in writing, and shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 601 N.W. Second Street, Evansville, Indiana 47708, Facsimile Transmission No. (812) 468-5352, Attention: Treasurer, or to such other address as the Company may designate from time to time by notice duly given in accordance with this Section 11.
          12. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent and the Purchasing Agent, as applicable, which is a party hereto or thereto and the Company and their respective successors, and to the extent provided in Section 7 and Section 9 hereof, the officers, directors and controlling persons referred to therein, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason of such purchase.
          13. The Company acknowledges that in connection with the offering and sale of the Securities: (a) the Agents and the Purchasing Agent have acted at arms length, are not agents of (except to the extent expressly set forth herein), and owe no fiduciary duties to, the Company or any other person, (b) the Agents and the Purchasing Agent owe the Company only those duties and obligations set forth in this Agreement and any applicable Terms Agreement, and (c) the Agents and the Purchasing Agent may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Agents or the Purchasing Agent arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

25

          14. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
          15. Time shall be of the essence in this Agreement and any Terms Agreement.
          16. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

26

     If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

Very truly yours,

AMERICAN GENERAL FINANCE CORPORATION

By
Name: Bryan A. Binyon
Title: Vice President and Treasurer

By
Name: David M. McManigal
Title: Assistant Treasurer
[Selling Agent Agreement]

Accepted in New York, New York,
as of the date hereof:

Lasalle Financial Services, Inc.		Morgan Keegan & Company, Inc.

By		By
	Name:		Name:
	Title:		Title:

Banc of America Investment Services, Inc.		Morgan Stanley & Co. Incorporated

By		By
	Name:		Name:
	Title:		Title:

Banc of America Securities LLC		RBC Dain Rauscher Inc.

By		By
	Name:		Name:
	Title:		Title:

Charles Schwab & Co., Inc.		UBS Securities LLC

By		By
	Name:		Name:
	Title:		Title:

Citigroup Global Markets Inc.		UBS Securities LLC

By		By
	Name:		Name:
	Title:		Title:

J.J.B.Hilliard,W.L.Lyons Inc.		Wachovia Securities LLC

By		By
	Name:		Name:
	Title:		Title:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

By
Name:
Title:
[Selling Agent Agreement]

Annex I
AMERICAN GENERAL FINANCE CORPORATION
IncomeNotes
TERMS AGREEMENT
                               , 200_
American General Finance Corporation
601 N.W. Second Street
Evansville, Indiana 47708
The undersigned agrees to purchase the following aggregate principal amount of Securities:
[$]
Currency: [U.S. dollars]
The terms of such Notes shall be as follows:
CUSIP Number:
Interest Rate:                     %
Stated Maturity:
Price to Public:
Agent’s Concession:                     %
Reallowance:                     %
Settlement Date, Time and Place:
Survivor’s Option:
Interest Payment Dates:
Optional Redemption, if any:
       Initial Redemption Date:
Redemption Price: Initially ___% of Principal Amount and declining ___% of the Principal Amount on each anniversary of the Initial Redemption Date until the Redemption Price is 100% of the Principal Amount.
The offering of the Notes shall be made pursuant to the Prospectus dated July 26, 2006, as amended by the Prospectus Supplement dated November 26, 2007 and [the brochure dated November [•], 2007] [the Term Sheet dated [•], 20[•]] [the Pricing Supplement No. [•] dated [•], 20[•]] (collectively, the “Time of Sale Prospectus”).
[Any other terms and conditions agreed to by the Purchasing Agent and the Company]
Annex I-1

LASALLE FINANCIAL SERVICES, INC.
By:
Name:
Title:

ACCEPTED:
AMERICAN GENERAL FINANCE CORPORATION

By:
Name:
Title:
Annex I-2

ANNEX II
AMERICAN GENERAL FINANCE CORPORATION
IncomeNotes
WITH MATURITIES OF 9 MONTHS OR MORE FROM DATE OF ISSUE
ADMINISTRATIVE PROCEDURES
IncomeNotes with maturities of 9 months or more from date of issue (the “Notes”) are offered on a continuing basis by American General Finance Corporation (the “Company”). The Notes will be offered by LaSalle Financial Services, Inc. (the “Purchasing Agent”) and Banc of America Investment Services, Inc., Banc of America Securities LLC, Charles Schwab & Co., Inc., Citigroup Global Markets Inc., J.J.B.Hilliard,W.L.Lyons Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley & Co. Incorporated, RBC Dain Rauscher Inc., UBS Securities LLC and Wachovia Securities LLC (collectively, the “Agents”) pursuant to a Selling Agent Agreement among the Company and the Agents dated November 26, 2007 (the “Selling Agent Agreement”) and one or more terms agreements substantially in the form attached to the Selling Agent Agreement as Annex I (each a “Terms Agreement”). The Notes are being resold by the Purchasing Agent (and by any Agent that purchases them from the Purchasing Agent) to (i) customers of the Agents or (ii) selected broker-dealers (the “Selling Group”) for distribution to their customers pursuant to a Master Selected Dealers Agreement (a “Dealers Agreement”) in the form attached to the Selling Agent Agreement as Annex VI. The Agents have agreed to use their reasonable best efforts to solicit offers to purchase Notes. The Notes will be senior debt and have been registered with the Securities and Exchange Commission (the “Commission”). Wilmington Trust Company (successor trustee to Citibank, N.A.) is trustee (the “Trustee”) under an Indenture, dated as of May 1, 1999, between the Company and the Trustee (the “Indenture”) covering the Notes. Pursuant to the terms of the Indenture and the Agreement of Resignation, Appointment and Acceptance, dated as of July 25, 2006, by and among the Company, the Trustee and Citibank, N.A. (the “Agreement of Resignation”), Citibank, N.A. will be the paying agent (the “Paying Agent”), security registrar (the “Security Registrar”) and authenticating agent (the “Authenticating Agent”) with respect to the Notes.
Each tranche of Notes will be issued in book-entry form and represented by one or more fully registered global notes without coupons (each, a “Global Note”) held by the Trustee, as agent for the Depository Trust Corporation (“DTC”) and recorded in the book-entry system maintained by DTC. Each Global Note will have the annual interest rate, maturity and other terms set forth in the relevant Pricing Supplement (as defined in the Selling Agent Agreement). Owners of beneficial interests in a Global Note will be entitled to physical delivery of Notes issued in certificated form equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Indenture.
Administrative procedures and specific terms of the offering are explained below. Administrative responsibilities will be handled for the Company by its Treasury Department; accountable document control and record-keeping responsibilities will be performed by its Legal Department. The Company will advise the Agents and the Trustee in writing of those persons

Annex II-1

handling administrative responsibilities with whom the Agents and the Trustee are to communicate regarding offers to purchase Notes and the details of their delivery.
Notes will be issued in accordance with the administrative procedures set forth herein. To the extent the procedures set forth below conflict with or omit certain of the provisions of the Notes, the Indenture, the Agreement of Resignation, the Selling Agent Agreement or the Prospectus as supplemented with respect to the Notes and the Pricing Supplement with respect to the terms of specific Notes (together, the “Prospectus”), the relevant provisions of the Notes, the Indenture, the Agreement of Resignation, the Selling Agent Agreement and the Prospectus shall control. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Selling Agent Agreement, the Prospectus in the form most recently filed with the Commission pursuant to Rule 424 of the Securities Act, or the Indenture, as the case may be.
Administrative Procedures for Notes
In connection with the qualification of Notes for eligibility in the book-entry system maintained by DTC, Citibank, N.A. will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representations from the Company and Citibank, N.A. to DTC, dated March 28, 2003, and a Medium-Term Note Certificate Agreement between Citibank, N.A. and DTC (the “Certificate Agreement”), dated October 31, 1988, and its obligations as a participant in DTC, including DTC’s Same-Day Funds Settlement System (“SDFS”). The procedures set forth below may be modified in compliance with DTC’s then applicable procedures and upon agreement by the Company, the Trustee and the Purchasing Agent.

Maturities:	Each Note will mature on a date (the “Stated Maturity”) not less than nine months after the date of delivery by the Company of such Note. Notes will mature on any date selected by the initial purchaser and agreed to by the Company. “Maturity” when used with respect to any Note means the date on which the principal of such Note or an installment of principal becomes due and payable in accordance with its terms, whether at its Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise, and includes any Redemption Date.

Issuance:	All Notes having the same terms will be represented initially by a single Global Note. Each Global Note will be dated and issued as of the date of its authentication by the Trustee or the Authenticating Agent.

All Original Issue Discount Securities which have the same terms (collectively, the “Zero-Coupon Terms”) will be represented initially by a single Global Certificate in fully registered form without coupons.

Each Global Note will bear an original issue date (the “Original Issue Date”). The Original Issue Date shall remain the same for all Notes subsequently issued upon registration of transfer, exchange or substitution of an original Note regardless of their dates of authentication.

Annex II-2

Identification Numbers:	The Company has received from the CUSIP Service Bureau (the “CUSIP Service Bureau”) of Standard & Poor’s Corporation (“Standard & Poor’s”) one series of CUSIP numbers consisting of approximately 900 CUSIP numbers for future assignment to Global Notes. The Company will provide DTC and the Paying Agent with a list of such CUSIP numbers. The Paying Agent will assign CUSIP numbers as described below under Settlement Procedure “B”. DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Paying Agent has assigned to Global Notes. The Company will reserve additional CUSIP numbers when necessary for assignment to Global Notes and will provide the Paying Agent and DTC with the list of additional CUSIP numbers so obtained.

Registration:	Unless otherwise specified by DTC, Global Notes will be issued only in fully registered form without coupons. Each Global Note will be registered in the name of Cede & Co., as nominee for DTC, on the Security Register maintained under the Indenture by the Security Registrar. The beneficial owner of a Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note, the “Participants”) to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner of such Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:	Transfers of interests in a Global Note will be accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such interests.

Exchanges:	The Paying Agent, at the Company’s request, may deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation specifying (a) the CUSIP numbers of two or more Global Notes outstanding on such date that represent Notes having the same terms (except that Original Issue Dates need not be the same) and for which interest, if any, has been paid to the same date and which otherwise constitute Notes of the same series and tenor under the Indenture, (b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date, if any, for the related Notes, on which such Global Notes shall be exchanged for a single replacement Global Note; and (c) a new CUSIP number, to be assigned to such replacement Global Note. Upon receipt of such a notice, DTC will send to its Participants and the Paying Agent a written

Annex II-3

reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Paying Agent will deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid. On the specified exchange date, the Paying Agent will exchange such Global Notes for a single Global Note bearing the new CUSIP number and the CUSIP numbers of the exchanged Global Notes will, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. Notwithstanding the foregoing, if the Global Notes to be exchanged exceed $500,000,000 in aggregate principal or face amount, one replacement Global Note will be authenticated and issued to represent each $500,000,000 of principal or face amount of the exchanged Global Notes and an additional Global Note will be authenticated and issued to represent any remaining principal amount of such Global Notes (See “Denominations” below).

Denominations:	Notes will be issued in denominations of $1,000 or more (in multiples of $1,000). If the Notes are denominated in a currency other than United States dollars, the denominations of such Notes will be as indicated in the applicable Pricing Supplement. Global Notes will be denominated in principal or face amounts not in excess of $500,000,000. If one or more Notes having an aggregate principal or face amount in excess of $500,000,000 would, but for the preceding sentence, be represented by a single Global Note, then one Global Note will be issued to represent each $500,000,000 principal or face amount of such Note or Notes and an additional Global Note will be issued to represent any remaining principal amount of such Note or Notes. In such case, each of the Global Notes representing such Note or Notes shall be assigned the same CUSIP number.

Issue Price:	Unless otherwise specified in an applicable Pricing Supplement, each Note will be issued at the percentage of principal amount specified in the Prospectus relating to such Note.

Interest:	Each Note will bear interest at a fixed rate, which may be zero during all or any part of the term in the case of certain Notes issued at a price representing a substantial discount from the principal amount payable at Stated Maturity. Interest on each Note will accrue from the Original Issue Date of such Note for the first interest period and from the most recent Interest Payment Date to which interest has been paid for all subsequent interest periods. Except as set forth hereafter, each payment of interest on a Note will include interest accrued to but excluding, as the case may be, the Interest Payment Date or the date of Maturity (other than a date of Maturity occurring on the 31st day of a month in which case such payment of interest will include interest accrued to but excluding the 30th day of such month). Any payment of principal,

Annex II-4

premium or interest required to be made on a day that is not a Business Day (as defined below) may be made on the next succeeding Business Day and no interest shall accrue as a result of any such delayed payment.

Each pending deposit message described under Settlement Procedure “C” below will be routed to Standard & Poor’s, which will use the message to include certain information regarding the related Notes in the appropriate daily bond report published by Standard & Poor’s.

Each Note will bear interest from and including its Original Issue Date at the rate per annum set forth thereon and in any applicable Term Sheet or other free writing prospectus and the Pricing Supplement until the principal amount thereof is paid, or made available for payment, in full. Unless otherwise specified in any applicable Term Sheet or other free writing prospectus and the Pricing Supplement, interest on each Note (other than a Zero-Coupon Note) will be payable either monthly, quarterly, semi-annually or annually on each Interest Payment Date and at Maturity. Interest will be payable to the person in whose name a Note is registered at the close of business on the Regular Record Date next preceding each Interest Payment Date; provided, however, that interest payable at Maturity (including on a Redemption Date or in connection with the exercise of the survivor’s option) will be payable to the person to whom principal shall be payable.

Any payment of principal, and premium, if any, or interest required to be made on a Note on a day which is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such day, and no additional interest shall accrue as a result of such delayed payment. Unless otherwise specified in any applicable Term Sheet or other free writing prospectus and the Pricing Supplement, any interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months. The interest rates the Company will agree to pay on newly-issued Notes are subject to change without notice by the Company from time to time, but no such change will affect any Notes already issued or as to which an offer to purchase has been accepted by the Company.

Unless otherwise specified in any applicable Term Sheet or other free writing prospectus and the Pricing Supplement: the Interest Payment Dates for a Note that provides for monthly interest payments shall be the fifteenth day of each calendar month (or the next Business Day if not a Business Day), commencing in the calendar month that next succeeds the month in which the Note is issued; in the case of a Note that provides for quarterly interest payments, the Interest Payment Dates shall be the fifteenth day of each third month (or the next Business Day if not a Business Day), commencing in the third succeeding calendar month following the month in which the Note is issued; in the case of a Note

Annex II-5

that provides for semi-annual interest payments, the Interest Payment dates shall be the fifteenth day of each sixth month (or the next Business Day if not a Business Day), commencing in the sixth succeeding calendar month following the month in which the Note is issued; and in the case of a Note that provides for annual interest payments, the Interest Payment Date shall be the fifteenth day of every twelfth month (or the next Business Day if not a Business Day), commencing in the twelfth succeeding calendar month following the month in which the Note is issued.

The Regular Record Date with respect to any Interest Payment Date shall be the date fifteen calendar days prior to such Interest Payment Date, whether or not such date shall be a Business Day; provided, however, that interest payable at Maturity will be payable to the person to whom principal shall be payable.

Each payment of interest on a Note shall include accrued interest from and including the Original Issue Date or from and including the last day in respect of which interest has been paid (or duly provided for), as the case may be, to, but excluding, the Interest Payment Date or date of Maturity, as the case may be.

Calculation of Interest:	Unless otherwise specified in any applicable Term Sheet or other free writing prospectus and the Pricing Supplement, interest on the Notes (including interest for partial periods) will be calculated on the basis of a 360-day year consisting of twelve 30-day months. (Examples of interest calculations are as follows: October 1, 2000 to April 1, 2001 equals 6 months and 0 days, or 180 days; the interest paid equals 180/360 times the annual rate of interest times the principal amount of the Note. The period from December 3, 2000 to April 1, 2001 equals 3 months and 28 days, or 118 days; the interest payable equals 118/360 times the annual rate of interest times the principal amount of the Note.)

Business Day:	“Business Day” means, unless otherwise specified in any applicable Term Sheet or other free writing prospectus and the Pricing Supplement, any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that, with respect to Notes denominated in a currency other than U.S. dollars, the day must also not be a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center of the country issuing the specified currency (or, if the specified currency is Euro, the day must not also be a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open). “Principal Financial Center” means the capital city of the country

Annex II-6

issuing the specified currency; provided, however, that with respect to United States dollars, Australian dollars, Canadian Dollars, Euro, South African rand and Swiss francs, the “Principal Financial Center” shall be The City of New York, Sydney, Toronto, London, Johannesburg and Zurich, respectively.

Payments of Principal and Interest:
Payments of Interest. Promptly after each Regular Record Date, the Paying Agent will deliver to the Company and DTC a written notice specifying by CUSIP number the amount of interest, if any, to be paid on each Global Note on the following Interest Payment Date (other than an Interest Payment Date coinciding with the Maturity) and the total of such amounts. DTC will confirm the amount payable on each Global Note on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor’s. On such Interest Payment Date, the Company will pay to the Paying Agent, and the Paying Agent in turn will pay to DTC, such total amount of interest due (other than at Maturity), at the times and in the manner set forth below under “Manner of Payment”. If any Interest Payment Date for any Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date.

Payments at Maturity. On or about the first Business Day of each month, the Paying Agent will deliver to the Company, the Trustee and DTC a written list of principal, premium, if any, and interest to be paid on each Global Note representing Notes subject to Maturity in the following month. The Company and DTC will confirm with the Paying Agent the amounts of such principal, premium, if any, and interest payments with respect to each Global Note on or about the fifth Business Day preceding the Maturity of such Global Note. At such Maturity, the Company will pay to the Paying Agent, and the Paying Agent in turn will pay to DTC, the principal amount of such Global Note, together with interest and premium, if any, due at such Maturity, at the times and in the manner set forth below under “Manner of Payment”. If the date of Maturity of any Global Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such date of Maturity. Promptly after payment to DTC of the principal and interest due at Maturity of such Global Note and all other Notes represented by such Global Note, the Paying Agent, at the direction of the Trustee, will cancel and destroy such Global Note in accordance with the Indenture and so advise the Company.

Manner of Payment. The total amount of any principal, premium, if any, and interest due on Global Notes on any Interest Payment Date or at

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Maturity shall be paid by the Company to the Paying Agent in immediately available funds on such date. The Company will make such payment on such Global Notes via wire transfer to the Paying Agent. The Company will confirm such instructions in writing to the Paying Agent. Prior to 10:00 a.m., New York City time, on the date of Maturity or as soon as possible thereafter, the Paying Agent will make payment to DTC in accordance with existing arrangements between DTC and the Paying Agent, in funds available for immediate use by DTC, each payment of interest, principal and premium, if any, due on a Global Note on such date that is payable in United States dollars. On each Interest Payment Date (other than at Maturity) the Paying Agent will pay DTC such interest payments payable in United States dollars in same-day funds in accordance with existing arrangements between the Paying Agent and DTC. Thereafter, on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants with payments in amounts proportionate to their respective holdings in principal amount of beneficial interest in such Global Note to be paid in United States dollars as are recorded in the book-entry system maintained by DTC. Neither the Company, the Trustee nor the Paying Agent shall have any direct responsibility or liability for the payment by DTC of the principal of, or premium, if any, or interest on, the Notes to such Participants.

Unless otherwise specified in any applicable Term Sheet or other free writing prospectus and the Pricing Supplement, if an issue of Notes is denominated in a currency other than the United States dollar, the Company will make payments of principal and any interest in the currency in which the Notes are denominated (the “foreign currency”). Unless the Holder of a Note elects to receive payments in the foreign currency, the Exchange Rate Agent will convert the foreign currency amount into United States dollars. DTC has elected to receive all such payments of principal and interest in United States dollars unless notified by any of its Participants through which an interest in the Notes is held that it elects, in accordance with and to the extent permitted by any applicable Term Sheet or other free writing prospectus, the Pricing Supplement and the Note, to receive such payment of principal or interest in the foreign currency. On or prior to the third Business Day after the record date for payment of interest or at least 12 calendar days prior to the date for payment of principal, as the case may be, such Participant must notify DTC of (i) its election to receive all, or the specified portion, of such payment in the foreign currency, and (ii) its instructions for wire transfer of such payment to a foreign currency account.

DTC will notify the Paying Agent on or prior to the fifth Business Day after the record date for payment of interest or at least ten calendar days prior to the date for payment of principal, as the case may be, of the

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portion of such payment to be received in the foreign currency and the applicable wire transfer instructions, and the Paying Agent shall use such instructions to pay the Participants directly. If DTC does not so notify the Paying Agent, it is understood that only United States dollar payments are to be made.

The Paying Agent shall notify DTC on or prior to the second Business Day prior to the payment date of the conversion rate to be used and the resulting United States dollar amount to be paid per $1,000 face amount. In the event that the required quotations to convert the foreign currency into United States dollars are not available, the Paying Agent shall notify DTC’s Dividend Department that the entire payment is to be made in the foreign currency. In such event, DTC will ask its Participants for payment instructions and forward such instructions to the Paying Agent and the Paying Agent shall use such instructions to pay the Participants directly.

Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Note, or as applicable law may otherwise require.

Procedure for Rate Setting and Posting:
The Company and the Agents will discuss, from time to time, the aggregate principal amounts of, the Maturities, the Issue Price and the interest rates to be borne by Notes that may be sold as a result of the solicitation of orders by the Agents. If the Company decides to set interest rates borne by any Notes in respect of which the Agents are to solicit orders (the setting of such interest rates to be referred to herein as “Posting”), or if the Company decides to change interest rates previously posted by it, it will promptly advise the Agents of the prices and interest rates to be posted.

The Paying Agent will assign a separate CUSIP number for each tranche of Notes to be posted, and will so advise and notify the Company and Purchasing Agent of said assignment by telephone and/or by telecopier or other form of electronic transmission prior to Posting. The Purchasing Agent will, in turn, include the assigned CUSIP number on all Posting notices communicated to the Agents and Selling Group members.

Offering of Notes:	In the event that there is a Posting, the Purchasing Agent will communicate to each of the Agents and Selling Group members the Maturities of, along with the interest rates to be borne by, each tranche of Notes that is the subject of the Posting. Thereafter, the Purchasing

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Agent, along with the other Agents and the Selling Group, will solicit offers to purchase the Notes accordingly.

Purchase of Notes by the Purchasing Agent:
The Purchasing Agent will, no later than 4:00 p.m. (New York City time) on the sixth day subsequent to the day on which such Posting occurs, or if such sixth day is not a Business Day, on the preceding Business Day, or on such other Business Day and time as shall be mutually agreed upon by the Company and the Agents (any such day, a “Trade Date”), (i) complete, execute and deliver to the Company a Terms Agreement that sets forth, among other things, the amount of each tranche that the Purchasing Agent is offering to purchase or (ii) inform the Company that none of the Notes of a particular tranche will be purchased by the Purchasing Agent.

Acceptance and Rejection of Orders:
Unless otherwise agreed by the Company and the Agents, the Company has the sole right to accept orders to purchase Notes and may reject any such order in whole or in part. Unless otherwise instructed by the Company, the Purchasing Agent will promptly advise the Company by telephone of all offers to purchase Notes received by it, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. No order for less than $1,000 principal amount (or, if the Notes are denominated in a currency other than the United States dollar, the equivalent amount in such foreign currency) of Notes will be accepted.

Upon receipt of a completed and executed Terms Agreement from the Purchasing Agent, the Company will (i) promptly execute and return such Terms Agreement to the Purchasing Agent or (ii) inform the Purchasing Agent that its offer to purchase the Notes of a particular tranche has been rejected, in whole or in part. The Purchasing Agent will thereafter promptly inform the other Agents and participating Selling Group members of the action taken by the Company.

Preparation of Pricing Supplement etc.:
When any offer to purchase a Note is accepted by or on behalf of the Company or at such earlier time as may be agreed to by the Company and the purchaser, the Company will provide (i) if requested by an Agent and agreed to by the Company, a Term Sheet or other free writing prospectus, and (ii) a Pricing Supplement (substantially in the form attached to the Selling Agent Agreement as Annex V) reflecting the terms of such Note and will have filed (x) if applicable, such Term Sheet and such other free writing prospectus with the Commission in

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accordance with Rule 433 under the Act and (y) such Pricing Supplement with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act and will supply a copy thereof (or additional copies if requested) to the Purchasing Agent, by no later than 11:00 a.m. New York City time on the Business Day immediately following the Trade Date, and one copy to the Paying Agent. The Purchasing Agent will cause a Prospectus, Pricing Supplement and any applicable Term Sheet or other free writing prospectus to be delivered to each of the other Agents and Selling Group members that purchased such Notes, and each of these, in turn, will, pursuant to the terms of the Selling Agent Agreement and the Master Selected Dealer Agreement, cause to be delivered a copy of the Prospectus and the applicable Pricing Supplement and applicable Term Sheet or other free writing prospectus to each purchaser of Notes from such Agent or Selling Group member.

In each instance that a Pricing Supplement is prepared, the Agents will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Term Sheets, other free writing prospectuses and Pricing Supplements and the Prospectuses to which they are attached (other than those retained for files) will be destroyed.

Delivery of Confirmation and Prospectus to Purchaser by Purchasing Agent:

Subject to “Suspension of Solicitation; Amendment or Supplement” below, each Agent will deliver a Prospectus (including the Pricing Supplement) and any applicable Term Sheet or other free writing prospectus as herein described with respect to each Note sold by it.

For each offer to purchase a Note solicited by an Agent and accepted by or on behalf of the Company, the Purchasing Agent will issue a confirmation to the purchaser, setting forth the terms of such Note and other applicable details described above and delivery and payment instructions. In addition, the Purchasing Agent will deliver to such purchaser the Prospectus (including the Pricing Supplement) and any applicable Term Sheet or other free writing prospectus in relation to such Note prior to or together with the earlier of any written offer of such Note, delivery of the confirmation of sale or delivery of the Note.

Settlement:	The receipt of immediately available funds by the Company in payment for Notes and the authentication and issuance of the Global Note representing such Notes shall constitute “Settlement” with respect to such Note. All orders accepted by the Company will be settled within one to three Business Days pursuant to the timetable for Settlement set forth below, unless the Company and the purchaser agree to Settlement on a later date, and shall be specified upon acceptance of such offer;

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provided, however, that in all cases the Company will notify the Trustee on the date issuance instructions are given.

Settlement Procedures:	In the event of a purchase of Notes by any Agent, as principal, appropriate Settlement details, if different from those set forth below, will be set forth in the applicable Terms Agreement to be entered into between such Agent and the Company pursuant to the Selling Agent Agreement. Settlement Procedures with regard to each Note sold by an Agent, as agent for the Company, shall be as follows:

A. After the acceptance of an offer by the Company with respect to a Note, the Purchasing Agent will communicate the following details of the terms of such offer to the Company by telephone confirmed in writing or by facsimile transmission or other acceptable written means:

1. Principal amount of the purchase and specified currency;
2. Interest Rate;
3. Interest Payment Dates;
4. Settlement Date;
5. Stated Maturity;
6. Purchase Price;
7. Purchasing Agent’s commission determined pursuant to Section 2(a) of the Selling Agent Agreement;
8. Net proceeds to the Company;
9. Trade Date;
10. If a Note is redeemable by the Company, such of the following as are applicable:
(i) The date on and after which such Note may be redeemed (the “Redemption Commencement Date”),
(ii) Initial redemption price (% of par), and
(iii) Amount (% of par) that the initial redemption price shall decline (but not below par) on each anniversary of the Redemption Commencement Date;
11. Whether the Note has the survivor’s option;

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12. If a Discount Note, the total amount of original issue discount, the yield to maturity and the initial accrual period of original issue discount;
13. DTC Participant Number of the institution through which the customer will hold the beneficial interest in the Global Note; and
14. Such other terms as are necessary to complete the applicable form of Note.

B. The Company will advise the Paying Agent by telephone (confirmed in writing and signed by an authorized person at any time on the same date) or by facsimile transmission signed by an authorized person of the information set forth in Settlement Procedure “A” above and the name of the Purchasing Agent. The Paying Agent will assign a CUSIP number to the Global Security representing such Note. The Paying Agent will notify the Company and the Purchasing Agent of such CUSIP number by telephone as soon as practicable.

C. The Paying Agent will communicate to DTC and the Purchasing Agent through DTC’s Participant Terminal System, a pending deposit message specifying the following Settlement information:
1. The information received in accordance with Settlement Procedure “A”.
2. The numbers of the participant accounts maintained by DTC on behalf of the Paying Agent and the Purchasing Agent.
3. The initial Interest Payment Date for such Note, the number of days by which such date succeeds the related DTC record date (which term means the Regular Record Date), and if then calculated, the amount of interest payable on such Initial Interest Payment Date (which amount shall have been confirmed by the Paying Agent).
4. The CUSIP number of the Global Note representing such Notes.
5. The frequency of interest.
6. Whether such Global Note represents any other Notes issued or to be issued (to the extent then known).

D. DTC will credit such Note to the participant account of the Trustee maintained by DTC.

E. The Paying Agent will complete and deliver a Global Note representing such Note in a form that has been approved by the

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Company, the Agents and the Trustee.

F. The Trustee or the Authenticating Agent will authenticate the Global Note representing such Note and maintain possession of such Global Note.

G. The Paying Agent will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC to (i) debit such Note to the Paying Agent’s participant account and credit such Note to the participant account of the Agent maintained by DTC and (ii) debit the settlement account of the Agent and credit the settlement account of the Paying Agent maintained by DTC, in an amount equal to the price of such Note less the Purchasing Agent’s commission. The entry of such a deliver order shall be deemed to constitute a representation and warranty by the Paying Agent to DTC that (a) the Global Note representing such Note has been issued and authenticated and (b) the Paying Agent is holding such Global Note pursuant to the Certificate Agreement.

H. The Purchasing Agent will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC to (i) debit such Note to the Purchasing Agent’s participant account and credit such Note to the participant accounts of the Participants to whom such Note is to be credited maintained by DTC and (ii) debit the settlement accounts of such Participants and credit the settlement account of the Purchasing Agent maintained by DTC, in an amount equal to the price of the Note so credited to their accounts.

I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures “G” and “H” will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

J. The Paying Agent will credit to an account of the Company maintained at Citibank, N.A. funds available for immediate use in an amount equal to the amount credited to the Paying Agent’s DTC participant account in accordance with Settlement Procedure “G”.

K. The Paying Agent will send a copy of the Global Note representing such Note by first-class mail to the Company.

L. The Purchasing Agent will confirm the purchase of each Note to the purchaser thereof either by transmitting to the Participant to whose account such Note has been credited a confirmation order through DTC’s Participant Terminal System or by mailing a written confirmation to such purchaser. In all cases the Prospectus, as most recently amended or supplemented, must accompany or precede such confirmation.

M. Upon request by the Company, the Paying Agent will send to the

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Company a statement setting forth the principal amount of Notes outstanding as of that date under the Indenture and setting forth the CUSIP number(s) assigned to, and a brief description of, any orders which the Company has advised the Paying Agent but which have not yet been settled.

Settlement Procedures Timetable:
In the event of a purchase of Notes by the Purchasing Agent, as principal, appropriate Settlement details, if different from those set forth below, will be set forth in the applicable Terms Agreement to be entered into between the Purchasing Agent and the Company pursuant to the Selling Agent Agreement.

For orders of Notes solicited by an Agent, as agent, and accepted by the Company, Settlement Procedures “A” through “M” shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

Settlement:	Procedure	Time

	A	4:00 p.m. on the Trade Date.
	B	5:00 p.m. on the Trade Date.
	C	2:00 p.m. on the Business Day before the Settlement Date.
	D	10:00 a.m. on the Settlement Date.
	E	12:00 p.m. on the Settlement Date.
	F	12:30 p.m. on the Settlement Date.
	G-H	2:00 p.m. on the Settlement Date.
	I	4:45 p.m. on the Settlement Date.
	J-L	5:00 p.m. on the Settlement Date
	M	At the request of the Company.

NOTE: The Prospectus as most recently amended or supplemented must accompany or precede any written confirmation given to the customer (Settlement Procedure “L”). Settlement Procedure “I” is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

If Settlement of a Note is rescheduled or cancelled, the Paying Agent will deliver to DTC, through DTC’s Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date.

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Failure to Settle:	If the Paying Agent fails to enter an SDFS deliver order with respect to a Note pursuant to Settlement Procedure “G”, the Paying Agent may deliver to DTC, through DTC’s Participant Terminal System, as soon as practicable, a withdrawal message instructing DTC to debit such Note to the participant account of the Paying Agent maintained at DTC. DTC will process the withdrawal message; provided, that, such participant account contains Notes having the same terms and having a principal amount that is at least equal to the principal amount of such Note to be debited. If withdrawal messages are processed with respect to all the Notes issued or to be issued represented by a Global Note, the Paying Agent, at the direction of the Trustee, will cancel such Global Note in accordance with the Indenture, make appropriate entries in its records and so advise the Company and the Trustee. The CUSIP number assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If withdrawal messages are processed with respect to one or more, but not all, of the Notes represented by a Global Note, the Paying Agent will exchange such Global Note for two Global Notes, one of which shall represent such Notes and shall be cancelled immediately after issuance, at the direction of the Trustee, and the other of which shall represent the remaining Notes previously represented by the surrendered Global Note and shall bear the CUSIP number of the surrendered Global Note.

If the purchase price for any Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the related Agent may enter SDFS deliver orders through DTC’s Participant Terminal System reversing the orders entered pursuant to Settlement Procedures “G” and “H”, respectively. Thereafter, the Paying Agent will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the Agent in the performance of its obligations hereunder or under the Selling Agent Agreement, the Company will reimburse the Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

Notwithstanding the foregoing, upon any failure to settle with respect to a Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of Notes that were to have been represented by a Global Note, the Paying Agent will provide, in accordance with Settlement Procedures “D” and “E”, for the authentication and issuance of a Global Note representing the other Notes to have been represented by such Global Note and will make appropriate entries in its records.

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Procedure for Interest Rate Changes:
Each time a decision has been reached to change interest rates, the Company will promptly advise the Agents of the new interest rates, who will forthwith suspend solicitation of offers to purchase Notes at the prior interest rates. The Agents may telephone the Company with recommendations as to the changed interest rates.

Suspension of Solicitation; Amendment or Supplement:

The Company may instruct the Agents to suspend at any time for any period of time or permanently, the solicitation of offers to purchase Notes. Upon receipt of such instructions (which may be given orally), each Agent will forthwith suspend solicitation until such time as the Company has advised it that solicitation of offers to purchase may be resumed.

In the event that at the time the Company suspends solicitation of offers to purchase there shall be any offers outstanding for settlement, the Company will promptly advise the Agents and the Paying Agent whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension may be delivered in connection with the settlement of such offers. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such offers may not be settled or that copies of such Prospectus may not be so delivered.

If the Company decides to amend or supplement the Registration Statement or the Prospectus, it will promptly advise the Agents and furnish the Agents and the Paying Agent with the proposed amendment or supplement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Selling Agent Agreement. Subject to the provisions of the Selling Agent Agreement, the Company may file with the Commission any supplement to the Prospectus relating to the Notes. The Company will provide the Agents and the Trustee with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the Commission.

Paying Agent Not To Risk Funds:
Nothing herein shall be deemed to require the Paying Agent to risk or expend its own funds in connection with any payment to the Company, or the Agents or the purchasers, it being understood by all parties that payments made by the Paying Agent to either the Company or the Agents shall be made only to the extent that funds are provided to the Paying Agent for such purpose.

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Advertising Costs:	The Company shall have the sole right to approve the form and substance of any advertising an Agent may initiate in connection with such Agent’s solicitation of offers to purchase the Notes. The expense of such advertising will be solely the responsibility of such Agent, unless otherwise agreed to by the Company.

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ANNEX III
AMERICAN GENERAL FINANCE CORPORATION
IncomeNotes
DEALER AGENT PROGRAM
The following Concessions are payable as a percentage of the Price to Public of each note sold to or through the Purchasing Agent and will not exceed the amounts listed below.

9 months to less than 23 months	0.600%
23 months to less than 35 months	0.850%
35 months to less than 47 months	1.375%
47 months to less than 59 months	1.625%
59 months to less than 71 months	2.000%
71 months to less than 83 months	2.250%
83 months to less than 95 months	2.250%
95 months to less than 107 months	2.375%
107 months to less than 119 months	2.375%
119 months to less than 131 months	2.500%
131 months to less than 143 months	2.750%
143 months to less than 179 months	3.250%
179 months to less than 239 months	3.500%
239 months to 360 months	5.000%

Annex III-1

ANNEX IV
AMERICAN GENERAL FINANCE CORPORATION
IncomeNotes
ACCOUNTANTS’ LETTER
     Pursuant to Sections 4(h) and 6(d), as the case may be, of the Selling Agent Agreement, the accountants shall provide a comfort letter or letters to the effect that:
     (i) They are an independent registered public accounting firm with respect to the Company and its subsidiaries within the meaning of the Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (“PCAOB”);
     (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) audited by them and included or incorporated by reference in the Registration Statement, as amended, the Prospectus and the Time of Sale Prospectus (if applicable) comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the PCAOB of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter(s), as indicated in their reports thereon, copies of which have been separately furnished to the Agents;
     (iii) They have made a review in accordance with standards established by the PCAOB of the unaudited condensed consolidated statements of income, consolidated balance sheets, consolidated statements of cash flows and consolidated statements of comprehensive income included in the Prospectus and the Time of Sale Prospectus (if applicable) and/or included in the Company’s Quarterly Reports on Form 10-Q incorporated by reference into the Prospectus and the Time of Sale Prospectus (if applicable); and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (v)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;
     (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and the Time of Sale Prospectus (if applicable) and included or

Annex IV-1

incorporated by reference in Item 6 of the Company’s Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years included or incorporated by reference in the Company’s Annual Reports on Form 10-K for such fiscal years;
     (v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus and the Time of Sale Prospectus (if applicable), inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter(s), nothing came to their attention that caused them to believe that:
     A. (i) the unaudited condensed consolidated statements of income, consolidated balance sheets, consolidated statements of cash flows and consolidated statements of comprehensive income included and/or incorporated by reference in the Prospectus and the Time of Sale Prospectus (if applicable) and included in the Company’s Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus and the Time of Sale Prospectus (if applicable) do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the rules and regulations adopted by the Commission, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets, consolidated statements of cash flows and consolidated statements of comprehensive income included in the Prospectus and the Time of Sale Prospectus (if applicable) or included in the Company’s Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus and the Time of Sale Prospectus (if applicable) for them to be in conformity with generally accepted accounting principles;
     B. any other unaudited income statement data and balance sheet items included in the Prospectus and the Time of Sale Prospectus (if applicable) do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for the most recent fiscal year;
     C. the unaudited financial statements which were not included in the Prospectus and the Time of Sale Prospectus (if applicable) but from which were derived the unaudited condensed financial statements referred to in clause A. and any unaudited income statement data and balance sheet items included in the Prospectus and the Time of Sale Prospectus (if applicable) and referred to in clause B. were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for the most recent fiscal year;
     D. any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus and the Time of Sale Prospectus (if applicable) do

Annex IV-2

not comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations adopted by the Commission thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;
     E. as of a specified date not more than three business days prior to the date of such letter(s), there have been any changes in the consolidated capital stock or any increase in the consolidated long-term debt of the Company and its subsidiaries, or as of the end of the latest period for which financial statements are available, any decreases in consolidated net assets, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus and the Time of Sale Prospectus (if applicable), except in each case for changes, increases or decreases which the Prospectus and the Time of Sale Prospectus (if applicable) discloses have occurred or may occur or which are described in such letter(s) and except for any change in total debt arising from accretion of discounts, amortization of premiums, foreign currency translations or the effects of statement of Financial Accounting Standards No. 133, as amended; and
     F. for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus and the Time of Sale Prospectus (if applicable) to a specified date not more than three business days prior to the date of such letter(s) there were any decreases in consolidated total revenues or the total amount of consolidated income before extraordinary items or consolidated net income of the Company and its subsidiaries in each case as compared with the comparable period of the preceding year, except in each case for increases or decreases which the Prospectus and the Time of Sale Prospectus (if applicable) discloses have occurred or may occur or which are described in such letter(s); and
     (vi) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the Time of Sale Prospectus (if applicable) and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (v) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Agents or the Purchasing Agent, as the case may be, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) and the Time of Sale Prospectus (if applicable), or in Part II of, or in exhibits and schedules to, the Registration Statement as amended specified by the Agents or the Purchasing Agent, as the case may be, or in documents incorporated by reference in the Prospectus and the Time of Sale Prospectus (if applicable) specified by the Agents or the Purchasing Agent, as the case may be, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.
For purposes of any such letter delivered as of the date of the Selling Agent Agreement, all references in this Annex IV to the “Prospectus” shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Selling Agent Agreement as of the date of the Selling Agent Agreement. For purposes of any such letter delivered pursuant to Section 4(h) of the Selling Agent Agreement, all references in this Annex IV to the “Prospectus” shall be deemed to refer to the Prospectus as amended or supplemented

Annex IV-3

(including the documents incorporated by reference therein) as of the date of the amendment, supplement, incorporation or the Time of Delivery relating to the Terms Agreement requiring the delivery of such letter under Section 4(h) thereof.

Annex IV-4

ANNEX V
American General Finance Corporation
IncomeNotes
With Maturities of 9 Months or More from Date of Issue

Registration No. 333-136056
Filed Pursuant to Rule 424(b)(3)
Pricing Supplement No. [•]	Trade Date: [•]
(To Prospectus dated July 26, 2006 and Prospectus Supplement dated November 26, 2007)	Issue Date: [•]
The date of this Pricing Supplement is [•], 200[•]

Authorized
Denominations (If
CUSIP	Specified		other than U.S.$1,000					Interest					Other Material	Subject to Redemption
or	Currency (If other	Stated Interest	and integral multiples		Price to	Proceeds	Discounts &	Payment	First Interest	Survivor’s			Terms		Redemption
Common Code	than U.S. dollars)	Rate per Annum	thereof)	Maturity Date	Public	to Issuer	Commissions	Frequency	Payment Date	Option	Reallowance	Dealer	(if any)	Yes/No	date †

† [Redeemable one time only at 100% on redemption date above with 30 days notice.]

Original Issue Discount Note: [1]		Total Amount of OID:

Yes	No

1	For information regarding certain tax provisions applicable to Original Issue Discount notes, including zero-coupon notes, see “Certain United States Federal Income Tax Consequences—United States Holders—Original Issue Discount” in the Prospectus Supplement.

ANNEX VI
Form of Master Selected Dealer Agreement
[Name of Broker-Dealer]
[Broker-Dealer’s Address]
Dear Selected Dealer:
     In connection with public offerings of securities after the date hereof for which we are acting as manager of an underwriting syndicate or are otherwise responsible for the distribution of securities to the public by means of an offering of securities for sale to selected dealers, you may be offered the right as such a selected dealer to purchase as principal a portion of such securities. This will confirm our mutual agreement as to the general terms and conditions applicable to your participation in any such selected dealer group organized by us as follows.
               1. Applicability of this Agreement. The terms and conditions of this Agreement shall be applicable to any public offering of securities (“Securities”) pursuant to a registration statement filed under the Securities Act of 1933 (the “Securities Act”), or exempt from registration thereunder (other than a public offering of Securities effected wholly outside the United States of America), wherein LaSalle Financial Services, Inc. (“LFS”) (acting for its own account or for the account of any underwriting or similar group or syndicate) is responsible for managing or otherwise implementing the sale of the Securities to selected broker-dealers (“Selected Dealers”) and has expressly informed you that such terms and conditions shall be applicable. Any such offering of Securities to you as a Selected Dealer is hereinafter called an “Offering”. In the case of any Offering where we are acting for the account of any underwriting or similar group or syndicate (“Underwriters”), the terms and conditions of this Agreement shall be for the benefit of, and binding upon, such Underwriters, including, in the case of any Offering where we are acting with others as representatives of Underwriters, such other representatives.
               2. Conditions of Offering; Acceptance and Purchases. Any Offering will be subject to delivery of the Securities and their acceptance by us and any other Underwriters, may be subject to the approval of all legal matters by counsel and the satisfaction of other conditions, and may be made on the basis of reservation of Securities or an allotment against subscription. We will advise you by telegram, telex or other form of written communication (“Written Communication”) of the particular method and supplementary terms and conditions (including, without limitation, the information as to prices and offering date referred to in Section 3(c) hereof) of any Offering in which you are invited to participate. “Written Communication” may include, in the case of any Offering described in Section 3(a) hereof, Time of Sale Information (as defined below) and, in the case of an Offering described in Section 3(b) hereof, an offering circular. To the extent such supplementary terms and conditions are inconsistent with any provision herein, such terms and conditions shall supersede any such provision. Unless otherwise indicated in any such Written Communication, acceptances and other communications

Annex VI-1

by you with respect to an Offering should be sent to LaSalle Financial Services, Inc., 327 Plaza Real, Suite 225, Boca Raton, Florida 33432 (Telecopy: (561) 416-6180). We reserve the right to reject any acceptance in whole or in part. Unless notified otherwise by us, Securities purchased by you shall be paid for on such date as we shall determine, on one business day’s prior notice to you, by certified or official bank check, in an amount equal to the Public Offering Prices (as hereinafter defined) or, if we shall so advise you, at such Public Offering Price less the Concession (as hereinafter defined), payable in immediately available funds to the order of LaSalle Financial Services, Inc., against delivery of the Securities. If Securities are purchased and paid for at such Public Offering Price, such Concession will be paid after the termination of the provisions of Section 3(c) hereof with respect to such Securities. Notwithstanding the foregoing, unless notified otherwise by us, payment for and delivery of Securities purchased by you shall be made through the facilities of The Depository Trust Company, if you are a member, unless you have otherwise notified us prior to the date specified in a Written Communication to you from us or, if you are not a member, settlement may be made through a correspondent who is a member pursuant to instructions which you will send to us prior to such specified date.
               3. Representations, Warranties and Agreements.
          (a) Registered Offerings. In the case of any Offering of Securities that are registered under the Securities Act (“Registered Offering”), the following terms should have the following meaning. The term “Preliminary Prospectus” means any preliminary prospectus relating to the Offering or any preliminary prospectus supplement together with a prospectus relating to the Offering. The term “Prospectus” means the prospectus, together with the final prospectus supplement, if any, relating to the Offering filed or to be filed under Rule 424 of the Securities Act. The term “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act and the term “Permitted Free Writing Prospectus” means (i) a free writing prospectus authorized for use by the issuer in connection with the Offering of the Securities that has been filed with the Securities & Exchange Commission (the “Commission”) in accordance with Rule 433(d) of the Securities Act or (ii) a free writing prospectus containing solely a description of terms of the Securities that (a) does not reflect the final terms, (b) is exempt from the filing requirement pursuant to Rule 433(d)(5)(i) and (c) is furnished to you by LFS. “Time of Sale Information” means the Preliminary Prospectus together with each Permitted Free Writing Prospectus, if any, relating to the Offering of Securities. In connection with any Registered Offering,we shall provide you with, or otherwise make available (electronically or by other means), such number of copies of the Time of Sale Information and of the Prospectus (other than in each case information incorporated by reference therein) as you may reasonably request for the purposes contemplated by the Securities Act and the Securities Exchange Act of 1934 (the “Exchange Act”) and the applicable rules and regulations of the Commission thereunder. You represent and warrant that you are familiar with Rule 173 under the Securities Act and agree that you will comply therewith. You agree that you will not use, authorize use of, refer to, or participate in the planning for use of any written communication (as defined in Rule 405 under the Securities Act) concerning the Offering, any issuer of the Securities, (including without limitation any free writing prospectus and any information furnished by any issuer of the Securities but not incorporated by reference into the Preliminary Prospectus or Prospectus) other than: (a) any Preliminary Prospectus or Prospectus; (b) any Permitted Free Writing Prospectus; or (c) any communications that comply with Rule 134 or Rule 135 of the

Annex VI-2

Securities Act. You represent that the Time of Sale Information has been conveyed to each person to whom you sell or deliver Securities prior to entering into a contract of sale with such person. You agree to make a record of your distribution of the Time of Sale Information related to each Offering. When furnished with copies of any revised Preliminary Prospectus or Permitted Free Writing Prospectus or a new Permitted Free Writing Prospectus revising or supplementing the terms of the Preliminary Prospectus or a previous Permitted Free Writing Prospectus, you will, upon our request, promptly forward copies thereof to each person to whom you have theretofore distributed a Preliminary Prospectus or Permitted Free Writing Prospectus prior to entering into any contract of sale with such person. You will not be authorized by the issuer or other seller of Securities offered pursuant to a prospectus or by any Underwriter to give any information or to make any representation not contained in the Time of Sale Information in connection with the sale of such Securities.
          (b) Offerings Pursuant to Offering Circular. In the case of any Offering of Securities, other than a Registered Offering, which is made pursuant to an offering circular or other document comparable to a prospectus in a Registered Offering, including, without limitation, an Offering of “exempted securities” as defined in Section 3(a)(12) of the Exchange Act (an “Exempted Securities Offering”), we shall provide you with such number of copies of each preliminary offering circular and of the final offering circular relating thereto as you may reasonably request. You agree that you will comply with the applicable Federal and state laws, and the applicable rules and regulations of any regulatory body promulgated thereunder, governing the use and distribution of offering circulars by brokers or dealers. You agree that in purchasing Securities pursuant to an offering circular you will rely upon no statements whatsoever, written or oral, other than the statements in the final offering circular delivered to you by us. You will not be authorized by the issuer or other seller of Securities offered pursuant to an offering circular or by any Underwriter to give any information or to make any representation not contained in the offering circular in connection with the sale of such Securities.
          (c) Offer and Sale to the Public. With respect to any Offering of Securities, we will inform you by a Written Communication of the public offering price, the selling concession, the reallowance (if any) to broker-dealers and the time when you may commence selling Securities to the public. After such public offering has commenced, we may change the public offering price, the selling concession and the reallowance (if any) to broker-dealers. The offering price, selling concession and reallowance (if any) to broker-dealers at any time in effect with respect to an Offering are hereinafter referred to, respectively, as the “Public Offering Price”, the “Concession” and the “Reallowance”. With respect to each Offering of Securities, until the provisions of this Section 3(c) shall be terminated pursuant to Section 5 hereof, you agree to offer Securities to the public at no more than the Public Offering Price. If notified by us, you may sell securities to the public at a lesser negotiated price than the Public Offering Price, but in an amount not to exceed the Concession. If a Reallowance is in effect, a reallowance from the Public Offering Price not in excess of such Reallowance may be allowed as consideration for services rendered in distribution to broker-dealers (i) who are actually engaged in the investment banking or securities business, (ii) who execute the written agreement prescribed by Rule 2740(c) of the Conduct Rules of the National Association of Securities Dealers, Inc. (the “NASD”) and (iii) who, if they are foreign banks, broker-dealers or institutions not eligible for membership in the NASD,

Annex VI-3

represent to you that they will promptly reoffer such Securities at the Public Offering Price and will abide by the conditions with respect to foreign banks, broker-dealers and institutions set forth in Section 3(e) hereof.
          (d) Over-allotment; Stabilization; Unsold Allotments. We may, with respect to any Offering, be authorized to over-allot in arranging sales to Selected Dealers, to purchase and sell Securities for long or short account and to stabilize or maintain the market price of the Securities. You agree not to purchase and sell Securities for which an order from a client has not been received without our consent in each instance. You further agree that, upon our request at any time and from time to time prior to the termination of the provisions of Section 3(c) hereof with respect to any Offering, you will report to us the amount of Securities purchased by you pursuant to such Offering which then remain unsold by you and will, upon our request at any such time, sell to us for our account or the account of one or more Underwriters such amount of such unsold Securities as we may designate at the Public Offering Price less an amount to be determined by us not in excess of the Concession. If, prior to the later of (i) the termination of the provisions of Section 3(c) hereof with respect to any Offering or (ii) the covering by us of any short position created by us in connection with such Offering for our account or the account of one or more Underwriters, we purchase or contract to purchase for our account or the account of one or more Underwriters in the open market or otherwise any Securities purchased by you under this Agreement as part of such Offering, you agree to pay us on demand an amount equal to the Concession with respect to such Securities (unless you shall have purchased such Securities pursuant to Section 2 hereof at the Public Offering Price in which case we shall not be obligated to pay such Concession to you pursuant to Section 2) plus transfer taxes and broker’s commissions or dealer’s mark-up, if any, paid in connection with such purchase or contract to purchase.
          (e) NASD. You represent and warrant that you are actually engaged in the investment banking or securities business. In addition, you further represent and warrant that you are either (i) a member in good standing of the NASD, (ii) a foreign bank, broker-dealer or institution not eligible for membership in the NASD which agrees not to make any sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein, and in making any other sales to comply with the NASD’s interpretation with respect to free riding and withholding, or (iii), solely in connection with an Exempted Securities Offering, a bank, as defined in Section 3(a)(6) of the Exchange Act, that does not otherwise fall within provision (i) or (ii) of this sentence (a “Bank”). You further represent, by your participation in an Offering, that you have provided to us all documents and other information required to be filed with respect to you, any related person or any person associated with you or any such related person pursuant to the supplementary requirements of the NASD’s interpretation with respect to review of corporate financing as such requirements relate to such Offering.
               You agree that, in connection with any purchase or sale of the Securities wherein a selling Concession, discount or other allowance is received or granted, (1) you will comply with the provisions of Rule 2740 of the Conduct Rules of the NASD, (2) if you are a non-NASD member broker or dealer in a foreign country, you will also comply (a), as though you were an NASD member, with the provision of Rules 2730, 2740 and 2750 of the Conduct Rules and (b) with Rule 2420 of the Conduct Rules as that Rule applies to a non-NASD member broker or

Annex VI-4

dealer in a foreign country and (3), in connection with an Exempted Securities Offering, if you are a Bank, you will also comply, as though you were an NASD member, with the provision of Rules 2730, 2740 and 2750 of the Conduct Rules.
               You further agree that, in connection with any purchase of securities from us that is not otherwise covered by the terms of this Agreement (whether we are acting as manager, as a member of an underwriting syndicate or a selling group or otherwise), if a selling Concession, discount or other allowance is granted to you, clauses (1), (2) and (3) of the preceding paragraph will be applicable.
          (f) Relationship among Underwriters and Selected Dealers. We may buy Securities from or sell Securities to any Underwriter or Selected Dealer and the Underwriters (if any) and the Selected Dealers may purchase Securities from and sell Securities to each other at the Public Offering Price less all or any part of the Reallowance. You are not authorized to act as agent for us, any Underwriter or the issuer or other seller of any Securities in offering Securities to the public or otherwise. Neither we nor any Underwriter shall be under any obligation to you except for obligations assumed hereby or in any Written Communication from us in connection with any Offering. Nothing contained herein or in any Written Communication from us shall constitute the Selected Dealers an association or partners with us or any Underwriter or with one another. If the Selected Dealers, among themselves or with the Underwriters, should be deemed to constitute a partnership for Federal income tax purposes, then you elect to be excluded from the application of Subchapter K, Chapter 1, Subtitle A of the Internal Revenue Code of 1986 and agree not to take any position inconsistent with that election. You authorize us, in our discretion, to execute and file on your behalf such evidence of that election as may be required by the Internal Revenue Service. In connection with any Offering, you shall be liable for your proportionate amount of any tax, claim, demand or liability that may be asserted against you alone or against one or more Selected Dealers participating in such Offering, or against us or the Underwriters, based upon the claim that the Selected Dealers (including you), or any of them, constitute an association, an unincorporated business or other entity, including, in each case, your proportionate amount of any expense incurred in defending against any such tax, claim, demand or liability.
          (g) Blue Sky Laws. Upon application to us, we shall inform you as to any advice we have received from counsel concerning the jurisdictions in which Securities have been qualified for sale or are exempt under the securities or blue sky laws of such jurisdictions, but we do not assume any obligation or responsibility as to your right to sell Securities in any such jurisdiction.
          (h) Compliance with Law. You agree that in selling Securities pursuant to any Offering (which agreement shall also be for the benefit of the issuer or other seller of such Securities) you will comply with all applicable laws, rules and regulations, including the applicable provisions of the Securities Act and the Exchange Act, the applicable rules and regulations of the Securities and Exchange Commission thereunder, the applicable rules and regulations of the NASD, the applicable rules and regulations of any securities exchange having jurisdiction over the Offering, including but not limited to NASD Rule 2310, New York Stock Exchange Rule 405, NASD Notice – to- Members 03-71 and any other laws,

Annex VI-5

rules or regulations regarding suitability or diligence of accounts. You represent and warrant, on behalf of yourself and any subsidiary, affiliate, or agent to be used by you in the context of this Agreement, that you and they have not relied upon advice from us, any issuer of the Securities, the Underwriters or other sellers of the Securities or any of our or their respective affiliates regarding the suitability of the Securities for any investor.
          (i) Registration of the Securities. You are aware that no action has been or will be taken by the issuer of the Securities that would permit the offer or sale of the Securities or possession or distribution of the Prospectus or any other offering material relating to the Securities in any jurisdiction where action for that purpose is required, other than registering the Securities under the Securities Act in the case of a Registered Offering. Accordingly, you agree that you will observe all applicable laws and regulations in each jurisdiction in or from which you may directly or indirectly acquire, offer, sell, or deliver Securities or have in your possession or distribute the Prospectus or any other offering material relating to the Securities, and you will obtain any consent, approval or permission required by you for the purchase, offer, or sale by you of the Securities under the laws and regulations in force in any such jurisdiction to which you are subject or in which you make such purchase, offer, or sale. Neither the issuer of the Securities nor LFS or any Selected Dealers or Underwriters shall have any responsibility for determining what compliance is necessary by you or for your obtaining such consents, approvals, or permissions. You further agree that you will take no action that will impose any obligations on the issuer of the Securities, LFS, or any Selected Dealers or Underwriters. Subject as provided above, you shall, unless prohibited by applicable law, furnish to each person to whom you offer, sell or deliver Securities a copy of the Prospectus (as then amended or supplemented) or (unless delivery of the Prospectus is required by applicable law) inform each such person that copies thereof (as then amended or supplemented) will be made available upon request. You are not authorized to give any information or to make any representation not contained in the Prospectus or the documents incorporated by reference or specifically referred to therein in connection with the offer and sale of the Securities. In the case of an Exempted Securities Offering, all references to “Prospectus” in this section shall be interpreted to mean “offering circular.”
          (j) Electronic Media. You agree that you are familiar with the Commission’s guidance on the use of electronic media to deliver documents under the Federal Securities laws (including, but not limited to, Release 33-7856 (May 4, 2000) and Release 33-7233 (October 6, 1995)) and the NASD Notice-to-Members 98-3 (January 1998) concerning delivery of documents by broker dealers through electronic media. You agree that you will comply therewith in connection with the delivery of the Time of Sale Information to investors in connection with a Registered Offering.
          (k) Structured Products. You agree that you are familiar with NASD Notice-to-Members 05-59 concerning NASD members’ obligations when selling structured products and, to the extent it is applicable to you, you agree to comply with the requirements therein.
          (l) New Products You agree to comply with NASD Notice-to-Members 05-26 recommending best practices for reviewing new products (which agreement shall also be for the benefit of any issuer of the Securities).

Annex VI-6

          (m) U. S. Patriot Act/Office of Foreign Asset Control (OFAC). You represent and warrant, on behalf of yourself and any subsidiary, affiliate, or agent to be used by you in the context of this Agreement, that you and they comply and will comply with all applicable rules and regulations of the Office of Foreign Assets Control of the U.S. Department of the Treasury and all applicable requirements of the U.S. Bank Secrecy Act and the USA PATRIOT Act and the rules and regulations promulgated thereunder.
          (n) Cease and Desist Proceedings. You represent and warrant that you are not the subject of a pending proceeding under Section 8A of the Securities Act in connection with the Offering.
               4. Indemnification. You agree to indemnify and hold harmless LFS, the issuer of the Securities and any Underwriter and each person, if any, who controls (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) LFS or the issuer of the Securities, and their respective directors, officers and employees from and against any and all losses, liabilities, costs or claims (or actions in respect thereof) (collectively, “Losses”) to which any of them may become subject (including all reasonable costs of investigating, disputing or defending any such claim or action), insofar as such Losses arise out of or are in connection with the breach of any representation, warranty or agreement made by you herein.
               If any claim, demand, action or proceeding (including any governmental investigation) shall be brought or alleged against an indemnified party in respect of which indemnity is to be sought against an indemnifying party, the indemnified party shall promptly notify the indemnifying party in writing, and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnified party may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to such indemnified party or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is agreed that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate law firm (in addition to local counsel where necessary) for all such indemnified parties. Such firm shall be designated in writing by the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement

Annex VI-7

includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.
               The indemnity agreements contained in this Section and the representations and warranties by you in this Agreement shall remain operative and in full force and effect regardless of: (i) any termination of this Agreement; (ii) any investigation made by an indemnified party or on such party’s behalf or any person controlling an indemnified party or by or on behalf of the indemnifying party, its directors or officers or any person controlling the indemnifying party; and (iii) acceptance of and payment for any Securities.
               5. Termination, Supplements and Amendments. This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof and supercedes all prior oral or written agreements between the parties hereto or their predecessors with regard to the subject matter hereof. This Agreement may be terminated by Written Communication from you to LFS or from LFS to you. Until so terminated, this Agreement shall continue in full force and effect. This Agreement may be supplemented or amended by us by written notice thereof to you, and any such supplement or amendment to this Agreement shall be effective with respect to any Offering to which this Agreement applies after the date you received such supplement or amendment. Each reference to “this Agreement” herein shall, as appropriate, be to this Agreement as so amended and supplemented. The terms and conditions set forth in Section 3(c) hereof with regard to any Offering will terminate at the close of business on the 30th day after the commencement of the public offering of the Securities to which such Offering relates, but in our discretion may be extended by us for a further period not exceeding 30 days and in our discretion, whether or not extended, may be terminated at any earlier time.
               6. Successors and Assigns. This Agreement shall be binding on, and inure to the benefit of, the parties hereto and other persons specified in Section 1 hereof, and the respective successors and assigns of each of them.
               7. Governing Law. This Agreement and the terms and conditions set forth herein with respect to any Offering together with such supplementary terms and conditions with respect to such Offering as may be contained in any Written Communication from us to you in connection therewith shall be governed by, and construed in accordance with, the laws of the State of New York.
               8. Headings and References. The headings, titles and subtitles herein are inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

Annex VI-8

     Please confirm by signing and returning to us the enclosed copy of this Agreement that your subscription to, or your acceptance of any reservation of, any Securities pursuant to an Offering shall constitute (i) acceptance of and agreement to the terms and conditions of this Agreement (as supplemented and amended pursuant to Section 5 hereof) together with and subject to any supplementary terms and conditions contained in any Written Communication from us in connection with such Offering, all of which shall constitute a binding agreement between you and us, individually or as representative of any Underwriters, (ii) confirmation that your representations and warranties set forth in Section 3 hereof are true and correct at that time, (iii) confirmation that your agreements set forth in Sections 2 and 3 hereof have been and will be fully performed by you to the extent and at the times required thereby and (iv) acknowledgment that you have requested and received from us sufficient copies of the Time of Sale Information and prospectus or final offering circular, as the case may be, with respect to such Offering in order to comply with your undertakings in Section 3(a) or 3(b) hereof.

Very truly yours,

LASALLE FINANCIAL SERVICES, INC.

By:
Name: Melissa Toth
Title: First Vice President

CONFIRMED: ________ __, 200_
(NAME OF BROKER-DEALER)

By:
Name:
Title:

Annex VI-9

ANNEX VII
LIST OF AGENTS
LaSalle Financial Services, Inc.
327 Plaza Real, Suite 225
Boca Raton, Florida 33432
Banc of America Investment Services, Inc.
100 Federal Street Mailstop
Boston, Massachusetts 02110
Banc of America Securities LLC
9 West 57th Street
New York, New York 10019
Charles Schwab & Co., Inc.
345 California Street, 19th Floor
San Francisco, California 94104
Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
J.J.B.Hilliard, W.L.Lyons Inc.
500 West Jefferson Street
Louisville, Kentucky 40202
Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center, 9th Floor
New York, New York 10080
Morgan Keegan & Company, Inc.
50 North Front Street, 14th Floor
Memphis, Tennessee 38103
Morgan Stanley & Co. Incorporated
1585 Broadway, 29th Floor
New York, New York 10036
RBC Dain Rauscher Inc.
1211 Avenue of the Americas, Suite 3201
New York, New York 10036

Annex VII-1

UBS Securities LLC
800 Harbor Boulevard
Weehawken, New Jersey 07087
Wachovia Securities LLC
901 East Byrd Street, 3rd Floor
Richmond, Virginia 23219

Annex VII-2

ANNEX VIII
NOTICE INFORMATION
LaSalle Financial Services, Inc.
327 Plaza Real, Suite 225
Boca Raton, Florida 33432
Facsimile Transmission No. (561) 416-6180
Attention: Patrick Kelly
Banc of America Investment Services, Inc.
100 Federal Street Mailstop
Boston, Massachusetts 02110
Facsimile Transmission No. (704) 683-4727
Attention: High Grade Trading/Global Credit Products
Banc of America Securities LLC
40 West 57th Street
NY1-040-27-01
New York, New York 10019
Facsimile Transmission No. (212) 901-7881
Attention: High Grade Capital Markets Transaction Management
Charles Schwab & Co., Inc.
345 California Street, 19th Floor
San Francisco, California 94104
Facsimile Transmission No. (415) 667-5087
Attention: Peter J. Campfield
Citigroup Global Markets Inc.
388 Greenwich Street, 36th Floor
New York, New York 10013
Facsimile Transmission No. (212) 816-0949
Attention: General Counsel Department
J.J.B.Hilliard, W.L.Lyons Inc.
500 West Jefferson Street
Louisville, Kentucky 40202
Facsimile Transmission No. (502) 588-1215
Attention: Donald E. Merrifield
Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center, 23rd Floor
New York, New York 10080
Facsimile Transmission No. (212) 449-2234
Attention: Transaction Management Group

Annex VIII-1

Morgan Keegan & Company, Inc.
50 North Front Street, 14th Floor
Memphis, Tennessee 38103
Facsimile Transmission No. (901) 579-4214
Attention: Corporate Fixed Income
Morgan Stanley & Co. Incorporated
1585 Broadway, 29th Floor
New York, New York 10036
Facsimile Transmission No. (212) 507-8999
Attention: Investment Banking Division
RBC Dain Rauscher Inc.
1211 Avenue of the Americas, Suite 3201
New York, New York 10036
Facsimile Transmission No. (212) 618-3297
Attention: Paul Rich
Attention: Adam Molino
UBS Securities LLC
800 Harbor Boulevard
Weehawken, New Jersey 07087
Facsimile Transmission No. (201) 352-6900
Attention: Taxable Fixed Income Department/Corporate Desk
Wachovia Securities LLC
901 East Byrd Street, 3rd Floor
Richmond, Virginia 23219
Facsimile Transmission No. (804) 868-2298
Attention: George Curci – Taxable Fixed Income Trading

Annex VIII-2

ANNEX IX
BROCHURE

Filed Pursuant to Rule 433 Registration No. 333-136056
A FIXED-INCOME INVESTMENT FOR YOUR PORTFOLIO
INC-200 (11/07)
ISSUED BY AMERICAN
GENERAL
FINANCE CORPORATION

FEATURES & BENEFITS
(AGF) n COMPETITIVE RATES — IncomeNotes offer
AMERICAN GENERAL FINANCE CORPORATION competitive rates and are classified as senior unsecured is a financial services holding company with notes of American General Finance Corporation. The subsidiaries engaged in the consumer finance and notes will rank equally with all of AGF’s other unsecured, credit insurance businesses. At December 31, 2006, unsubordinated debt.
AGF had more than $27 billion in total assets and n
LOW MINIMUM INVESTMENT — IncomeNotes
1,502 branch offices in 44 states, Puerto Rico and the are typically available for as little as $1,000 and in U.S. Virgin Islands. AGF’s executive offices are located increments of $1,000 thereafter. in Evansville, Indiana. n WEEKLY POSTING OF RATES — New rates are typically posted each week and available for a one (1) AGF is an indirect wholly owned subsidiary of week period, assuring availability of IncomeNotes at
American International Group, Inc. (AIG). AIG is a current market rates. holding company which, through its subsidiaries, is n DIVERSIFICATION — IncomeNotes are an alternative engaged in a broad range of insurance and insurance- fixed-income product that may diversify your portfolio. related activities, financial services and asset n VARIETY OF MATURITIES AND STRUCTURES — management in the United States and abroad. Maturities may be offered from 9 months or more.
Non-callable and callable* IncomeNotes may be available each week.
For current rates and additional
n VARIETY OF INTEREST PAYMENT OPTIONS —
information visit AGFIncomeNotes.com
IncomeNotes may be available with monthly, quarterly,
or contact your investment professional. semi-annual or annual interest payments.
n SURVIVOR’S OPTION — IncomeNotes may be available with a survivor’s option, which means that in
AGF has filed a registration statement (including a the event of death of the beneficial owner, certain prospectus) with the SEC for the offering to which this representatives can redeem the notes at par. The communication relates. Before you invest, you should survivor’s option may not be exercised until 12 months read the prospectus in that registration statement and following the date of original issue of the applicable
other documents AGF has filed with the SEC for more            IncomeNotes. (Certain limitations apply. See the prospectus, prospectus complete information about AGF and this offering. supplement and any additional supplements for complete details.)
You may get these documents for free by visiting
*Some IncomeNotes may be issued as callable notes, and AGF EDGAR on the SEC website at www.sec.gov. may choose to redeem these notes when prevailing interest rates
Alternatively, AGF, any underwriter or any dealer are relatively low. participating in the offering will arrange to send you IncomeNotes are the unsecured debt of A GF and are subject to the prospectus if you request it by calling toll-free both market and credit risk. (866) 658-3267. Neither AIG nor any of its affiliates will be a co-obligor or guarantor of IncomeNotes.
There can be no assurance that a trading market for IncomeNotes will ever develop or be maintained.
11/07